UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06177

Nuveen California Investment Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 28, 2014

NCA
Nuveen California Municipal Value Fund, Inc.

NCB
Nuveen California Municipal Value Fund 2

NCP
Nuveen California Performance Plus Municipal Fund, Inc.

NCO
Nuveen California Municipal Market Opportunity Fund, Inc.

NQC
Nuveen California Investment Quality Municipal Fund, Inc.

NVC
Nuveen California Select Quality Municipal Fund, Inc.

NUC
Nuveen California Quality Income Municipal Fund, Inc.

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	12

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	23

Report of Independent Registered Public Accounting Firm	27

Portfolios of Investments	28

Statement of Assets and Liabilities	74

Statement of Operations	76

Statement of Changes in Net Assets	78

Statement of Cash Flows	81

Financial Highlights	84

Notes to Financial Statements	93

Additional Fund Information	106

Glossary of Terms Used in this Report	107

Reinvest Automatically, Easily and Conveniently	109

Board Members & Officers	110

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
April 22, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NCP, NCO, NQC, NVC and NUC since 2003 and NCB since its inception in 2009.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended February 28, 2014?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued, although the economy remained below peak levels. The Federal Reserve (Fed) maintained its efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce, or taper, its monthly asset purchases in $10 billion increments over the course of three consecutive meetings (December 2013, January 2014 and following the end of this reporting period, March 2014). As of April 2014, the Fed’s monthly purchases will comprise $25 billion in mortgage-backed securities (versus the original $40 billion per month) and $30 billion in longer-term Treasury securities (versus $45 billion). Following the March 2014 meeting, the Fed also stated that it would now look at a wide range of factors, including inflation levels and job creation, in determining future actions and that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer run goal.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

In the fourth quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.6%, bringing the annual GDP for 2013 to 1.9% and continuing the pattern of positive economic growth for the eleventh consecutive quarter. The Consumer Price Index (CPI) rose 1.1% year-over-year as of February 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of February 2014, the national unemployment rate was 6.7%, down from the 7.7% reported in February 2013. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.2% for the twelve months ended January 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

As this reporting period began, continued political debate over federal spending clouded the outlook for the U.S. economy, as lawmakers failed to reach a resolution on spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of Fiscal 2013, the federal budget for Fiscal 2014 remained under debate well into the new fiscal year. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 2014. Consensus on a $1.1 trillion federal spending bill was finally reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.

In June 2013, then-Fed Chairman Ben Bernanke’s remarks about potentially tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the economy and financial markets. This led to increased market volatility, which was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in multiple downgrades on the commonwealth’s bonds. In this unsettled environment, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, prompting increased selling by bondholders across the fixed income markets. During the second half of this reporting period, municipal bonds generally rallied, as higher yields sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. However, for the reporting period as a whole, municipal bond prices generally declined, especially at the longer end of the maturity spectrum. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax collections, year-over-year totals for state tax revenues have increased for 15 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting as well as a decrease in refunding activity as municipal market yields rose. Over the twelve months ended February 28, 2014, municipal bond issuance nationwide totaled $315.9 billion, a decrease of 17% from the issuance for the twelve-month period ended February 28, 2013.

How were the economic and market environments in California during the twelve-month reporting period ended February 28, 2014?

California’s economy continued to strengthen during this reporting period, with employment growth driven by hiring in technology, international trade and tourism and supplemented by improved residential construction and real estate conditions. Unemployment rates in the state continued to be above national levels, resulting in slow income and wage growth and negatively impacting broader growth through consumption and investment. Although California ranked fourth in the nation in terms of unemployment in February 2014 (behind Rhode Island, Illinois and Nevada), the state’s jobless number had improved to 8.0%, down from 9.4% in February 2013, its lowest level since September 2008. This compared with the national unemployment rate of 6.7% in February 2014. According to the S&P/Case-Shiller Index, home prices in San Francisco, San Diego and Los Angeles rose 23.1%, 19.4% and 18.9%, respectively,

6	Nuveen Investments

over the twelve-month reporting period ended January 2014 (most recent data available at the time this report was prepared). These increases far outpaced the average rise of 13.2% nationally for the same period. On the fiscal front, the state’s $97.1 billion Fiscal 2014 general fund budget, which required no major expenditure cuts or revenue-raising measures, provided for building a $1.1 billion reserve, continued to pay down inter-year deferrals and introduced a new funding formula for schools. Strong revenue growth resulting from a recovering economy and the passage of Proposition 30 in November 2012 (which temporarily increased state sales and personal income taxes) have aided in California’s fiscal recovery. For Fiscal 2014-2015, the proposed $106.7 billion general fund budget calls for adding to reserves, continuing to pay down education funding deferrals and budgetary obligations, building a strong rainy day fund and introducing a five-year plan for infrastructure improvements. In January 2014, S&P affirmed its A rating on California general obligation (GO) debt and revised the state outlook to positive from stable, while Moody’s and Fitch maintained their ratings of A1 and A, respectively, with stable outlooks as of February 2014. For the twelve months ended February 28, 2014, municipal issuance in California totaled $45.6 billion, an increase of 3.7% over the previous twelve months. California was the largest state issuer in the nation, representing approximately 14.4% of total issuance nationwide for the reporting period.

What key strategies were used to manage these California Funds during the twelve-month reporting period ended February 28, 2014?

As previously discussed, during the first part of this reporting period, debate over federal spending, uncertainty about the Fed’s quantitative easing program and headline credit stories involving Detroit and Puerto Rico led to an unsettled environment and increased selling by bondholders across the fixed income markets. Although the second half of the reporting period brought stabilization and a municipal market rally driven by stronger demand and tight supply, municipal bond prices nationwide generally declined for the reporting period as a whole, while interest rates rose. At the same time, California municipal paper performed relatively well, due in part to increased demand triggered by recent changes in the state tax code as well as improving economic conditions in the state. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and help us keep our Funds fully invested.

During this reporting period, we primarily focused on strategies intended to enhance the Funds’ positioning and the structure of their holdings and increase income distribution. The first of these strategies involved bond purchases. Many of the bonds we added to our portfolios in the previous reporting period were purchased at significant premiums. Because premiums must be amortized, this cuts into the amount of income available for distribution from the coupon. By purchasing a bond in a rising interest rate environment, that amortization expense is basically converted into a loss, so that more of the income from the coupon can be distributed to shareholders. Most of the bonds we swapped offered similar risk characteristics and often involved the same credit, but with different maturity dates. An additional benefit of this strategy was the generation of tax loss carry-forwards that can be used to offset future capital gains.

A second strategy involved an approach known as “couponing up.” Couponing up is the process of working to improve the book yields on Fund holdings, which enables us to maintain and potentially improve the dividend stream that is passed on to shareholders. For example, we sold some of the Funds’ redevelopment agency holdings with 5% coupons in the 20-year maturity range at attractive prices into strong retail demand. We then used the proceeds from these sales to purchase more recent redevelopment issuance from 2010-2011 with higher coupons (e.g., 5.75%). These bonds ultimately provide a more defensive structure and may enable us to increase income distributions. During this reporting period, we also took advantage of opportunities to swap tobacco bonds. Bonds from certain tobacco issuers tend to be more liquid because they were part of a larger issuance. Because of this liquidity, these bonds are preferred by non-traditional municipal investors such as hedge funds. By swapping the more liquid tobacco bonds for ones with less liquidity, we were able to pick up bonds with better credit quality and structure and higher yields, while also harvesting tax losses.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

More broadly during this reporting period, we focused on adding lower rated credits with higher coupons, taking advantage of opportunities to purchase these bonds at attractive prices when high yield funds were selling off during the market downturn. This also provided opportunities to extend the Funds’ call protection, which sets a certain period of time during which the bond cannot be redeemed by the issuer. In addition, market action during this reporting period acted to extend the Funds’ durations naturally. We addressed this situation by selling some of our longer duration holdings, (e.g., zero coupon bonds), in order to reduce the Funds’ durations and maintain them in line with their targeted objectives. Activity was driven primarily by the execution of these strategies and the reinvestment of proceeds from called and matured bonds. This reinvestment activity was aimed at keeping the Funds fully invested and supporting their income streams.

As of February 28, 2014, all seven of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NCB also used forward interest rate swaps to manage duration and reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmarks. In April 2013, these derivatives were removed from NCB. These swaps detracted mildly from performance during this reporting period.

How did the Funds perform during the twelve-month reporting period ended February 28, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended February 28, 2014. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the twelve months ended February 28, 2014, the total return on common share net asset value (NAV) for NCA performed in line with the return for the S&P Municipal Bond California Index, while the remaining six Funds underperformed this S&P California index. NCA, NCB, NCP and NUC exceeded the return on the national S&P Municipal Bond Index, while NCO, NQC and NVC lagged the national return. For this same period, all of the Funds outperformed the average return for the Lipper California Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of leverage was an important factor affecting the performance of these Funds. Among the primary reasons that the returns of NCA and NCB exceeded those of most of the other Funds for this twelve-month reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits with short intermediate maturities (between two and six years) posted the best returns during this reporting period, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were key detractors from their performance. Consistent with our long-term strategy, all of these Funds tended to be overweighted in the longer parts of the yield curve that underperformed and underweighted in the outperforming shorter end of the curve. This was especially true in NCO, which had the longest duration among these Funds, while NUC had the shortest excess duration among the leveraged Funds.

Credit exposure was another factor in the Funds’ performance during the twelve month reporting period. In general, non-rated credits and BBB-rated bonds were the top performers in the California municipal market, as the environment shifted from tradeoff to rally and investors became more willing to accept risk. Bonds rated A performed in line with the California market average, while AAA- and AA-rated bonds slightly underperformed the market. Both the BB- and B-rated categories underperformed, dramatically so in the case of B-rated bonds due to the performance of tobacco bonds. Overall, these Funds tended to be overweighted in BBB-rated bonds and underweighted in higher quality credits relative to the market. This positive impact on credit exposure helped to offset some of the negative impact from their duration positioning.

8	Nuveen Investments

Among the municipal market sectors, housing bonds generally were the top performers, helped by improving property value assessments and a decline in mortgage and tax delinquencies. Tied to this was the performance of land-secured deals such as tax increment financing (TIF) district credits, which benefited from the improving housing market and overall economy. Pre-refunded bonds, which are often backed by U.S. Treasury securities, also were among the best performing market segments. The outperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities. All of these Funds had holdings of pre-refunded bonds, with NVC having the heaviest allocation of these bonds and NCB the smallest. Other holdings that generally made positive contributions to the Funds’ returns included toll roads and GO credits, which typically outperformed the general municipal market, while industrial development revenue (IDR), education and water and sewer bonds generally performed in line with the market.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that generally lagged municipal market performance by the widest margins were utilities and transportation. The health care sector (including hospitals) also produced negative results in the California market. In particular, NVC underperformed due to its significant overweight in health care bonds relative to the market. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the poorest performing market sectors, due in part to their longer effective durations. All of these Funds had allocations of tobacco bonds issued by various California agencies, with NUC having the heaviest weighting in these credits.

Shareholders also should be aware of ongoing developments in Puerto Rico that had an impact on the Funds’ holdings and performance, most recently the downgrade of Puerto Rico GOs and related debt to below investment grade. Puerto Rico’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past twelve months. Following the most recent round of rating reductions in early February 2014, the three major rating agencies, Moody’s, S&P and Fitch, rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on sales tax bonds issued by Puerto Rico Sales Tax Financing Corporation (COFINA) also were lowered during the past twelve months, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of February 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended February 28, 2014, Puerto Rico paper underperformed the municipal market as a whole. During this reporting period, NCA, NCP, NQC, NVC and NUC had limited exposure to Puerto Rico bonds, while NCB and NCO held no Puerto Rico paper. The effect on performance from these holdings differed from Fund to Fund in line with the type and amount of its position, but on the whole, the impact was negligible. Puerto Rico bonds were originally added to our portfolios at times when in-state paper was scarce in order to keep the assets fully invested and working for the Funds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes). During this reporting period, these Funds took advantage of opportunities to trim positions in Puerto Rico paper. NCA, NQC and NVC, which began this reporting period with allocations of 2.12%, 1.09% and 1.50%, respectively, to Puerto Rico debt, all held Puerto Rico GOs that are insured. NCA also had a position in bonds issued for the Puerto Rico co-generation facility, which were sold following the end of this reporting period, reducing the Fund’s Puerto Rico exposure to 0.78%. In the early part of this reporting period, NCP and NUC had added small positions in COFINA senior sales tax revenue bonds, giving them exposures of 0.39% and 0.04%, respectively, to Puerto Rico debt. A look at Puerto Rico’s tax-supported debt (GO, COFINA and guaranteed debt) as a whole makes it clear that the commonwealth’s debt was structured based on an assumption of a steadily growing economy. Unfortunately for Puerto Rico, its economy continues to struggle with high unemployment and population loss, among other problems. As a result, we believe that Puerto Rico bonds that lack a lien on specific revenues (e.g., COFINA sales tax bonds) or that are not backed by healthy bond insurers currently carry significant economic, fiscal and political risks.

Nuveen Investments	9

Given the Puerto Rico situation and Detroit’s bankruptcy filing in July 2013, we should note that we continue to closely watch credit conditions in the California market. In August 2013, Fitch upgraded the rating on California state GO debt to A from A-, while Moody’s and S&P maintained their ratings of A1 and A, respectively. In January 2014, S&P revised its outlook for California to positive from stable. We also continue to monitor the status of local municipalities such as San Bernardino and Stockton, which filed for bankruptcy in 2012 as they became increasingly squeezed by budget problems resulting from rising pension costs. At the end of August 2013, San Bernardino was awarded bankruptcy protection by the court, joining Stockton, which received Chapter 9 protection in April 2013. Pension liabilities, primarily due to the California Public Employees’ Retirement System (CalPERS), were at the heart of Stockton’s bankruptcy filing. Stockton has since released a draft of a restructuring plan for reducing debt obligations, and most major insurers, acting as the proxy for Stockton bondholders, have approved the plan. San Bernardino, which has unfunded pension liabilities of approximately $143 million as well as $50 million in bonds it issued in 2005 to help cover pension obligations, is further behind in the bankruptcy process, as a recent recall election of local officials delayed progress. The Funds in this report have no exposure to Stockton.

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APPROVED FUND REORGANIZATIONS

On October 13, 2013, the Nuveen Funds Board of Directors/Trustees approved a series of reorganizations for certain of the California Funds included in this report. The reorganizations are subject to customary conditions, including shareholder approval at annual shareholder meetings during 2014. Each reorganization is intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

•	Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Funds
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)

Upon the closing of a reorganization, an Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Each Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of their Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

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Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NCA and NCB do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negative impact on the performance of the Funds over this reporting period.

As of February 28, 2014, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NCA	NCB	NCP	NCO	NQC	NVC	NUC
Effective Leverage*	1.74%	9.78%	37.70%	35.33%	38.65%	37.08%	38.19%
Regulatory Leverage*	0.00%	0.00%	31.75%	28.42%	33.94%	30.61%	31.24%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2014, the following Funds have issued and outstanding Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

	VRDP Shares
		Shares
		Issued at
	Series	Liquidation Value
NCP	1	$91,000,000
NCO	1	$49,800,000
NQC	2	$105,600,000
NVC	1	$158,900,000
NUC	1	$158,100,000

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on VRDP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NCA	NCB	NCP	NCO	NQC	NVC	NUC
March 2013	$0.0390	$0.0650	$0.0790	$0.0800	$0.0770	$0.0830	$0.0850
April	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
May	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
June	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
July	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
August	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
September	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
October	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
November	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
December	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
January	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850
February 2014	0.0390	0.0650	0.0790	0.0800	0.0770	0.0830	0.0850

Ordinary Income Distribution**	$0.0012	$0.0012	$0.0009	$0.0011	$0.0012	$0.0010	$0.0011

Market Yield***	4.89%	5.02%	6.79%	6.69%	6.54%	6.69%	6.79%
Taxable-Equivalent Yield***	7.49%	7.69%	10.40%	10.25%	10.02%	10.25%	10.40%

**	Distribution paid in December 2013.
***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2014, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	13

Common Share Information (continued)

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of February 28, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	NCA	NCB	NCP	NCO	NQC	NVC	NUC
Common Shares Cumulatively Repurchased and Retired	—	—	28,300	24,900	—	41,400	40,000
Common Shares Authorized for Repurchase	2,530,000	330,000	1,300,000	815,000	1,365,000	2,330,000	2,220,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE EQUITY SHELF PROGRAMS

The following Funds are authorized to issue additional common shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares.

	NCA	NCP	NQC	NVC	NUC
Additional Common Shares Authorized	2,500,000	1,200,000	1,300,000	2,300,000	2,200,000

During the current reporting period, the following Fund sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NUC
Common Shares Sold through Equity Shelf Program	38,800
Weighted Average Premium to NAV per Common Share Sold	1.11%

OTHER COMMON SHARE INFORMATION

As of February 28, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NCP	NCO	NQC	NVC	NUC
Common Share NAV	$10.03	$16.80	$15.02	$15.35	$15.05	$15.45	$15.67
Common Share Price	$9.57	$15.53	$13.97	$14.36	$14.13	$14.88	$15.02
Premium/(Discount) to NAV	(4.59)%	(7.56)%	(6.99)%	(6.45)%	(6.11)%	(3.69)%	(4.15)%
12-Month Average Premium/(Discount) to NAV	(4.45)%	(7.67)%	(4.75)%	(4.39)%	(5.61)%	(3.50)%	(1.84)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	15

NCA
Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	0.62%	7.48%	4.79%
NCA at Common Share Price	(3.80)%	7.85%	4.95%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	100.8%
Floating Rate Obligations	(1.8)%
Other Assets Less Liabilities	1.0%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	24.1%
Health Care	16.5%
U.S. Guaranteed	12.6%
Tax Obligation/General	12.0%
Water and Sewer	9.0%
Utilities	7.9%
Other Industries	17.9%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.2%
AA	23.6%
A	31.0%
BBB	14.2%
BB or Lower	7.4%
N/R	8.6%

16	Nuveen Investments

NCB
Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
		Since
	1-Year	Inception
NCB at Common Share NAV	0.22%	8.61%
NCB at Common Share Price	(3.08)%	6.16%
S&P Municipal Bond California Index	0.77%	6.55%
S&P Municipal Bond Index	(0.27)%	5.80%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	8.64%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.6%
Other Assets Less Liabilities	1.4%

Portfolio Composition
(% of total investments)
Health Care	20.6%
Tax Obligation/Limited	19.4%
Utilities	14.4%
Tax Obligation/General	11.0%
Education and Civic Organizations	7.3%
Water and Sewer	7.1%
Housing/Single Family	5.8%
Consumer Staples	5.0%
Other Industries	9.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.0%
AA	13.7%
A	48.5%
BBB	13.8%
BB or Lower	5.9%
N/R	1.1%

1 Since inception returns are from April 28, 2009.

Nuveen Investments	17

NCP
Nuveen California Performance Plus Municipal Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NCP at Common Share NAV	(0.16)%	10.27%	5.61%
NCP at Common Share Price	(7.21)%	12.34%	5.99%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	145.1%
Floating Rate Obligations	(2.8)%
Variable Rate Demand Preferred Shares	(46.5)%
Other Assets Less Liabilities	4.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	28.4%
Health Care	19.0%
Tax Obligation/General	16.7%
U.S. Guaranteed	9.9%
Transportation	7.8%
Water and Sewer	7.0%
Other Industries	11.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.8%
AA	22.7%
A	37.8%
BBB	15.7%
BB or Lower	5.7%
N/R	4.3%

18	Nuveen Investments

NCO
Nuveen California Municipal Market Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NCO at Common Share NAV	(0.93)%	10.28%	5.71%
NCO at Common Share Price	(8.35)%	13.15%	5.93%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	140.6%
Floating Rate Obligations	(2.1)%
Variable Rate Demand Preferred Shares	(39.7)%
Other Assets Less Liabilities	1.2%

Portfolio Composition
(% of total investments)
Health Care	21.6%
Tax Obligation/Limited	21.5%
Tax Obligation/General	13.2%
Water and Sewer	12.9%
U.S. Guaranteed	8.6%
Transportation	6.9%
Other Industries	15.3%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	17.7%
AA	26.8%
A	26.5%
BBB	14.5%
BB or Lower	5.8%
N/R	8.7%

Nuveen Investments	19

NQC
Nuveen California Investment Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014
	Average Annual
	1-Year	5-Year	10-Year
NQC at Common Share NAV	(0.66)%	10.34%	5.69%
NQC at Common Share Price	(6.42)%	12.17%	5.98%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	152.8%
Floating Rate Obligations	(4.8)%
Variable Rate Demand Preferred Shares	(51.4)%
Other Assets Less Liabilities	3.4%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.5%
Health Care	20.4%
Tax Obligation/General	19.4%
Water and Sewer	9.3%
Transportation	7.0%
U.S. Guaranteed	5.8%
Other Industries	12.6%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	7.5%
AA	27.4%
A	41.9%
BBB	14.0%
BB or Lower	5.7%
N/R	3.5%

20	Nuveen Investments

NVC
Nuveen California Select Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NVC at Common Share NAV	(0.95)%	11.05%	6.22%
NVC at Common Share Price	(5.71)%	14.11%	6.57%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	143.3%
Floating Rate Obligations	(3.9)%
Variable Rate Demand Preferred Shares	(44.1)%
Other Assets Less Liabilities	4.7%

Portfolio Composition
(% of total investments)
Health Care	22.1%
Tax Obligation/Limited	21.7%
Tax Obligation/General	20.7%
Water and Sewer	10.2%
U.S. Guaranteed	7.0%
Consumer Staples	5.1%
Other Industries	13.2%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	9.4%
AA	28.4%
A	36.9%
BBB	14.1%
BB or Lower	5.5%
N/R	5.7%

Nuveen Investments	21

NUC
Nuveen California Quality Income Municipal Fund, Inc.
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NUC at Common Share NAV	0.58%	10.36%	6.26%
NUC at Common Share Price	(6.34)%	13.41%	6.22%
S&P Municipal Bond California Index	0.77%	6.73%	4.77%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper California Municipal Debt Funds Classification Average	(1.09)%	10.39%	5.14%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	149.4%
Floating Rate Obligations	(7.2)%
Variable Rate Demand Preferred Shares	(45.4)%
Other Assets Less Liabilities	3.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	27.1%
Health Care	22.5%
Tax Obligation/General	15.6%
U.S. Guaranteed	9.8%
Water and Sewer	5.6%
Other Industries	19.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.5%
AA	26.6%
A	37.0%
BBB	16.8%
BB or Lower	3.1%
N/R	5.0%

22	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 26, 2013 for NCA and NCB; at this meeting the shareholders were asked to vote on the election of Board Members.

The annual meeting of shareholders was held in the offices of Nuveen Investments on February 24, 2014 for NCP, NCO, NQC, NVC and NUC; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Agreement and Plan of Reorganization, the Issuance of Additional Common Shares and the approval of an Agreement and Plan of Reorganization and to approve the amendment and restatement of the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares.

	NCA	NCB	NCP		NCO
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
To approve an Agreement and Plan of Reorganization
For	—	—	4,233,813	700	2,503,553	498
Against	—	—	327,781	—	159,409	—
Abstain	—	—	172,995	—	102,231	—
Broker Non-Votes	—	—	6,532,089	—	4,500,004	—
Total	—	—	11,266,678	700	7,265,197	498
Approval of the Board Members was reached as follows:
William Adams IV
For	—	—	10,766,773	—	6,922,737	—
Withhold	—	—	499,905	—	342,460	—
Total	—	—	11,266,678	—	7,265,197	—
Robert P. Bremner
For	—	—	10,751,894	—	6,912,507	—
Withhold	—	—	514,784	—	352,690	—
Total	—	—	11,266,678	—	7,265,197	—
Jack B. Evans
For	—	—	10,766,773	—	6,922,737	—
Withhold	—	—	499,905	—	342,460	—
Total	—	—	11,266,678	—	7,265,197	—
William C. Hunter
For	21,208,447	2,700,068	—	700	—	498
Withhold	408,910	79,479	—	—	—	—
Total	21,617,357	2,779,547	—	700	—	498
David J. Kundert
For	—	—	10,761,126	—	6,914,233	—
Withhold	—	—	505,552	—	350,964	—
Total	—	—	11,266,678	—	7,265,197	—
John K. Nelson
For	—	—	10,766,773	—	6,914,233	—
Withhold	—	—	499,905	—	350,964	—
Total	—	—	11,266,678	—	7,265,197	—
William J. Schneider
For	—	—	—	700	—	498
Withhold	—	—	—	—	—	—
Total	—	—	—	700	—	498

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NCA	NCB	NCP		NCO
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
Approval of the Board Members was reached as follows:
Thomas S. Schreier
For	—	—	10,759,714	—	6,922,737	—
Withhold	—	—	506,964	—	342,460	—
Total	—	—	11,266,678	—	7,265,197	—
Judith M. Stockdale
For	21,187,958	2,698,775	10,763,109	—	6,901,611	—
Withhold	429,399	80,772	503,569	—	363,586	—
Total	21,617,357	2,779,547	11,266,678	—	7,265,197	—
Carole E. Stone
For	21,211,994	2,700,068	10,750,608	—	6,889,038	—
Withhold	405,363	79,479	516,070	—	376,159	—
Total	21,617,357	2,779,547	11,266,678	—	7,265,197	—
Virginia L. Stringer
For	21,211,954	2,700,068	10,744,961	—	6,914,453	—
Withhold	405,403	79,479	521,717	—	350,744	—
Total	21,617,357	2,779,547	11,266,678	—	7,265,197	—
Terence J. Toth
For	—	—	10,766,773	—	6,922,737	—
Withhold	—	—	499,905	—	342,460	—
Total	—	—	11,266,678	—	7,265,197	—

24	Nuveen Investments

	NQC		NVC		NUC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
To approve an Agreement and Plan of Reorganization
For	4,239,246	1,055	5,484,623	1,589	6,587,069	1,581
Against	169,115	—	420,497	—	327,843	—
Abstain	320,807	—	277,679	—	340,475	—
Broker Non-Votes	7,453,583	—	13,362,064	—	13,019,037	—
Total	12,182,751	1,055	19,544,863	1,589	20,274,424	1,581
Approval of the Board Members was reached as follows:
William Adams IV
For	11,870,467	—	18,624,010	—	19,806,341	—
Withhold	312,284	—	920,853	—	468,083	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
Robert P. Bremner
For	11,829,240	—	18,602,859	—	19,803,556	—
Withhold	353,511	—	942,004	—	470,868	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
Jack B. Evans
For	11,865,473	—	18,606,993	—	19,830,170	—
Withhold	317,278	—	937,870	—	444,254	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
William C. Hunter
For	—	977	—	1,589	—	1,581
Withhold	—	78	—	—	—	—
Total	—	1,055	—	1,589	—	1,581
David J. Kundert
For	11,878,221	—	18,669,197	—	19,845,080	—
Withhold	304,530	—	875,666	—	429,344	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
John K. Nelson
For	11,908,180	—	18,682,784	—	19,872,702	—
Withhold	274,571	—	862,079	—	401,722	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
William J. Schneider
For	—	977	—	1,589	—	1,581
Withhold	—	78	—	—	—	—
Total	—	1,055	—	1,589	—	1,581

Nuveen Investments	25

Shareholder Meeting Report (continued)

	NQC		NVC		NUC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
Approval of the Board Members was reached as follows:
Thomas S. Schreier
For	11,887,935	—	18,680,179	—	19,870,196	—
Withhold	294,816	—	864,684	—	404,228	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
Judith M. Stockdale
For	11,843,663	—	18,608,902	—	19,774,162	—
Withhold	339,088	—	935,961	—	500,262	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
Carole E. Stone
For	11,887,014	—	18,669,223	—	19,847,649	—
Withhold	295,737	—	875,640	—	426,775	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
Virginia L. Stringer
For	11,843,649	—	18,606,812	—	19,799,224	—
Withhold	339,102	—	938,051	—	475,200	—
Total	12,182,751	—	19,544,863	—	20,274,424	—
Terence J. Toth
For	11,900,497	—	18,675,962	—	19,858,326	—
Withhold	282,254	—	868,901	—	416,098	—
Total	12,182,751	—	19,544,863	—	20,274,424	—

26	Nuveen Investments

Report of Independent Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders of
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Value Fund 2
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen California Municipal Market Opportunity Fund, Inc.
Nuveen California Investment Quality Municipal Fund, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen California Quality Income Municipal Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. (the “Funds”) as of February 28, 2014, and the related statements of operations and cash flows (Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Municipal Value Fund 2, Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. at February 28, 2014, and the results of their operations and their cash flows (Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., and Nuveen California Quality Income Municipal Fund, Inc. only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2014

Nuveen Investments	27

NCA
Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.8% (100.0% of Total Investments)
	Consumer Staples – 4.2% (4.2% of Total Investments)
$2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	BB–	$1,619,720
255	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	244,134
3,940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	3,246,875
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,799,273
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	2,742,390
13,265	Total Consumer Staples			10,652,392
	Education and Civic Organizations – 2.5% (2.5% of Total Investments)
140	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	141,928
95	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	100,526
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	454,950
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	751,730
4,610	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	Aa1	5,019,552
5,995	Total Education and Civic Organizations			6,468,686
	Health Care – 16.6% (16.5% of Total Investments)
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	A1	593,964
670	5.250%, 8/15/41	8/21 at 100.00	A1	705,885
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,439,949
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,167,780
3,870	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	3,944,149
1,560	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,568,206
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,718,503
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	893,140

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	$1,081,300
3,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA–	3,267,060
1,460	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,503,435
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	2,941,271
1,890	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,907,936
1,615	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/22	12/15 at 100.00	BBB	1,630,181
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,679,010
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	3,030,170
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	2,845,973
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,976,083
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,143,880
40,440	Total Health Care			42,037,875
	Housing/Multifamily – 2.2% (2.2% of Total Investments)
1,030	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,078,575
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,084,783
2,325	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	7/14 at 100.00	N/R	2,324,954
1,215	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/14 at 100.00	N/R	1,215,304
5,630	Total Housing/Multifamily			5,703,616
	Housing/Single Family – 0.9% (0.9% of Total Investments)
2,125	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,149,650
85	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	88,977
2,210	Total Housing/Single Family			2,238,627
	Long-Term Care – 3.5% (3.5% of Total Investments)
	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A	1,866,003
2,130	5.600%, 8/15/34	8/14 at 100.00	A	2,142,354

Nuveen Investments	29

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A	$4,255,520
625	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/14 at 100.00	BBB+	627,075
8,605	Total Long-Term Care			8,890,952
	Tax Obligation/General – 12.1% (12.0% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,500	6.000%, 4/01/38	4/19 at 100.00	A1	2,911,275
1,000	6.000%, 11/01/39	11/19 at 100.00	A1	1,182,040
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	2,235,140
	California State, General Obligation Bonds, Various Purpose Series 2013:
1,000	5.000%, 2/01/29	No Opt. Call	A1	1,126,770
2,500	5.000%, 4/01/37	4/23 at 100.00	A1	2,687,900
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	1,645,530
6,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	607,980
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	1,969,400
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	AA+	6,293,275
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	1,471,219
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	8,538,207
52,555	Total Tax Obligation/General			30,668,736
	Tax Obligation/Limited – 24.3% (24.1% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	6/15 at 100.00	BBB+	978,590
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	4/14 at 100.00	N/R	2,978,340
1,000	5.625%, 10/01/33 – RAAI Insured	4/14 at 100.00	N/R	894,360
2,400	Calexico Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Central Business and Residential District Project, Series 2003C, 5.000%, 8/01/28 – AMBAC Insured	8/15 at 100.00	A–	2,419,752
3,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A2	3,821,475
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,115,210
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	2,337,560
340	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	347,551
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,013,834

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	$1,035,290
750	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/14 at 100.00	A–	750,578
615	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	609,668
675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	680,873
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
150	5.000%, 9/01/26	9/16 at 100.00	N/R	152,571
355	5.125%, 9/01/36	9/16 at 100.00	N/R	356,683
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	A	2,519,175
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB	810,893
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	3,660,941
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax Revenue Bonds, Series 2004:
1,045	5.250%, 9/01/22 – AMBAC Insured	9/14 at 100.00	N/R	1,053,109
1,145	5.250%, 9/01/23 – AMBAC Insured	9/14 at 100.00	N/R	1,152,385
1,255	5.250%, 9/01/24 – AMBAC Insured	9/14 at 100.00	N/R	1,260,271
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	444,895
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	156,015
5,910	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29	No Opt. Call	AA–	5,920,283
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
955	5.250%, 9/01/30	9/23 at 100.00	N/R	973,365
860	5.750%, 9/01/39	9/23 at 100.00	N/R	888,827
160	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	164,435
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
125	6.000%, 9/01/33	3/14 at 100.00	N/R	129,096
275	6.125%, 9/01/41	3/14 at 100.00	N/R	283,847
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,180,296
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	483,974
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	90,107
5,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/14 at 100.00	A–	5,008,850

Nuveen Investments	31

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,000	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	$1,979,380
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,078,190
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	74,738
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33	2/21 at 100.00	BBB+	71,589
80	7.000%, 8/01/41	2/21 at 100.00	BBB+	86,901
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA	2,761,660
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
400	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	413,016
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	606,603
780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	809,796
910	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 – AMBAC Insured	4/17 at 100.00	AA+	988,806
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	118,604
1,000	Simi Valley, California, Certificates of Participation, Series 2004, 5.000%, 9/01/24 – AMBAC Insured	9/14 at 100.00	AA+	1,017,300
1,390	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	12/17 at 100.00	BB–	1,288,850
1,925	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	Baa1	1,951,007
785	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	9/14 at 100.00	N/R	786,036
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	7/14 at 100.00	A–	1,743,010
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	220,345
60,220	Total Tax Obligation/Limited			61,668,930
	Transportation – 4.7% (4.6% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	1,928,690
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
4,010	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,178,460
4,010	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,217,157
200	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	196,494

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,210	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	$1,295,777
11,250	Total Transportation			11,816,578
	U.S. Guaranteed – 12.7% (12.6% of Total Investments) (4)
2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	2,747,025
1,480	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AD, 5.000%, 12/01/22 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	AAA	1,570,561
1,845	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	1,853,745
2,065	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,673,989
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AA+ (4)	8,400,381
270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	288,665
20,415	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	13,982,029
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	727,669
37,765	Total U.S. Guaranteed			32,244,064
	Utilities – 8.0% (7.9% of Total Investments)
2,240	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	6/14 at 100.00	N/R	2,134,406
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,985,256
21,500	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23	9/16 at 64.56	A	12,409,582
605	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	608,527
3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/14 at 100.00	Ba2	3,126,817
29,615	Total Utilities			20,264,588
	Water and Sewer – 9.1% (9.0% of Total Investments)
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/29	4/23 at 100.00	AA–	1,133,820
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,365,540
2,675	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,552,164
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,584,270
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	432,800

Nuveen Investments	33

NCA	Nuveen California Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	$5,363,450
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33	1/18 at 100.00	A–	2,020,718
3,000	5.500%, 1/01/38	1/18 at 100.00	A–	3,133,080
5,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	5,477,350
21,810	Total Water and Sewer			23,063,192
$289,360	Total Long-Term Investments (cost $238,240,539)			255,718,236
	Floating Rate Obligations – (1.8)%			(4,490,000)
	Other Assets Less Liabilities – 1.0%			2,410,264
	Net Assets Applicable to Common Shares – 100%			$253,638,500

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

34	Nuveen Investments

NCB
Nuveen California Municipal Value Fund 2
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 98.6% (100.0% of Total Investments)
	Consumer Staples – 5.0% (5.0% of Total Investments)
$3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	$2,742,390
	Education and Civic Organizations – 7.1% (7.3% of Total Investments)
500	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	A3	525,755
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	923,682
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	101,100
1,965	California State Public Works Board, Lease Revenue Bonds, University of California Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A2	2,236,779
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	161,085
3,580	Total Education and Civic Organizations			3,948,401
	Health Care – 20.3% (20.6% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29	5/19 at 100.00	A	1,074,230
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,089,164
1,000	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,157,870
850	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	BBB	866,286
700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA–	717,381
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
125	5.000%, 3/01/41	3/16 at 100.00	A+	126,283
2,000	5.250%, 3/01/45	3/16 at 100.00	A+	2,025,040
800	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	A3	859,760
850	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	903,159
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	260,070
725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	711,493
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	429,092
10,580	Total Health Care			11,219,828
	Housing/Multifamily – 1.0% (1.0% of Total Investments)
230	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	240,847
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	71,637

Nuveen Investments	35

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	$257,220
550	Total Housing/Multifamily			569,704
	Housing/Single Family – 5.8% (5.8% of Total Investments)
690	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A–	690,711
2,500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A–	2,493,500
3,190	Total Housing/Single Family			3,184,211
	Materials – 1.1% (1.1% of Total Investments)
585	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	591,125
	Tax Obligation/General – 10.8% (11.0% of Total Investments)
2,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	A1	2,109,500
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34	5/24 at 100.00	AA	1,718,283
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29	1/19 at 100.00	Aa2	1,209,018
4,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	405,320
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA	535,095
9,720	Total Tax Obligation/General			5,977,216
	Tax Obligation/Limited – 19.1% (19.4% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A	1,150,370
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A2	589,155
160	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/14 at 100.00	A–	160,123
145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	146,262
425	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	462,855
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
1,135	5.000%, 8/01/16	No Opt. Call	A–	1,245,878
80	6.500%, 8/01/24	8/21 at 100.00	A–	96,194
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	33,432
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	214,038
190	5.750%, 9/01/39	9/23 at 100.00	N/R	196,369
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	35,970
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
30	6.000%, 9/01/33	3/14 at 100.00	N/R	30,983
60	6.125%, 9/01/41	3/14 at 100.00	N/R	61,930
240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	250,682

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	$104,494
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	16,895
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	A	1,105,540
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA	1,679,100
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	17,247
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33	2/21 at 100.00	BBB+	16,521
15	7.000%, 8/01/41	2/21 at 100.00	BBB+	16,294
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	128,518
635	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB	663,912
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	26,956
2,000	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009, 5.000%, 6/01/39	6/16 at 100.00	AA+	2,043,740
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	45,002
9,720	Total Tax Obligation/Limited			10,538,460
	Transportation – 4.6% (4.7% of Total Investments)
395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	418,589
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	BBB–	901,339
865	6.000%, 1/15/53	1/24 at 100.00	BBB–	909,686
305	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	322,693
2,430	Total Transportation			2,552,307
	U.S. Guaranteed – 2.6% (2.6% of Total Investments) (4)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	67,814
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (4)	97,510
575	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	746,218
500	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28 (Pre-refunded 4/01/14)	4/14 at 102.00	N/R (4)	505,725
1,210	Total U.S. Guaranteed			1,417,267
	Utilities – 14.2% (14.4% of Total Investments)
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,264,950
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A	2,739,959
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,673,912

Nuveen Investments	37

NCB	Nuveen California Municipal Value Fund 2
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	A+	$1,145,320
6,895	Total Utilities			7,824,141
	Water and Sewer – 7.0% (7.1% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,025,633
2,000	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 18.151%, 2/01/35 (IF) (5)	2/19 at 100.00	AAA	2,846,440
3,075	Total Water and Sewer			3,872,073
$55,035	Total Long-Term Investments (cost $46,561,686)			54,437,123
	Other Assets Less Liabilities – 1.4%			799,080
	Net Assets Applicable to Common Shares – 100%			$55,236,203

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

38	Nuveen Investments

NCP
Nuveen California Performance Plus Municipal Fund, Inc.
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 145.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 145.1% (100.0% of Total Investments)
	Consumer Staples – 6.3% (4.3% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,000	5.600%, 6/01/36	12/18 at 100.00	BB–	$1,684,280
1,000	5.650%, 6/01/41	12/18 at 100.00	BB–	809,860
305	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	292,004
12,135	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	9,515,171
15,440	Total Consumer Staples			12,301,315
	Education and Civic Organizations – 3.3% (2.3% of Total Investments)
160	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	162,203
110	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	116,399
500	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	505,500
4,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	4,020,400
1,490	University of California, General Revenue Bonds, Series 2013AF, 5.000%, 5/15/29	5/23 at 100.00	Aa1	1,694,205
6,260	Total Education and Civic Organizations			6,498,707
	Health Care – 27.5% (19.0% of Total Investments)
1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36	3/21 at 100.00	Ba2	1,086,420
7,885	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	8,128,647
810	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	853,384
2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	2,352,410
1,200	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,401,336
1,530	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	1,588,645
1,750	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	BBB	1,736,473
4,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	4,021,040
500	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	517,810
895	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	986,111
1,440	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,432,080
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
4,000	5.250%, 7/01/24	7/15 at 100.00	BBB–	4,064,480
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	1,004,170

Nuveen Investments	39

NCP	Nuveen California Performance Plus Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,755	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$1,807,211
1,355	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	1,470,636
4,045	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43 (UB) (4)	11/15 at 100.00	AA–	4,083,387
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,007,000
1,750	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,926,733
5,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	5,170,800
2,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	2,080,560
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	2,845,973
1,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,636,768
2,350	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	2,591,980
52,085	Total Health Care			53,794,054
	Housing/Multifamily – 1.2% (0.9% of Total Investments)
1,140	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,193,762
1,160	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,187,121
2,300	Total Housing/Multifamily			2,380,883
	Housing/Single Family – 0.1% (0.0% of Total Investments)
105	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	109,913
	Long-Term Care – 1.7% (1.1% of Total Investments)
3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A	3,227,820
	Tax Obligation/General – 24.2% (16.7% of Total Investments)
245	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/36	No Opt. Call	A1	262,978
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33	4/18 at 100.00	A1	3,492,768
5,750	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	6,796,730
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,000	6.000%, 3/01/33	3/20 at 100.00	A1	3,581,490
2,000	5.250%, 11/01/40	11/20 at 100.00	A1	2,171,300
	California State, General Obligation Bonds, Various Purpose Series 2011:
3,105	5.000%, 9/01/31	No Opt. Call	A1	3,430,683
1,450	5.000%, 10/01/41	10/21 at 100.00	A1	1,529,982
3,000	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 4/01/37	4/23 at 100.00	A1	3,225,480
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	AA–	4,045,296
2,600	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA–	1,160,796
4,765	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	2,808,253

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,250	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA–	$1,306,825
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	A+	2,970,185
	Riverside Community College District, California, General Obligation Bonds, Series 2004A:
15	5.250%, 8/01/25 – NPFG Insured	8/14 at 100.00	AA	15,311
20	5.250%, 8/01/26 – NPFG Insured	8/14 at 100.00	AA	20,391
1,850	San Juan Capistano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 18.195%, 8/01/17 (IF)	No Opt. Call	AAA	2,451,694
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,801,172
1,440	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 102.00	AA–	1,560,758
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
1,535	5.500%, 8/01/38	8/24 at 100.00	Aa3	1,724,787
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	1,956,885
45,300	Total Tax Obligation/General			47,313,764
	Tax Obligation/Limited – 41.2% (28.4% of Total Investments)
5,045	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2002A, 5.250%, 3/01/22 – AMBAC Insured	3/14 at 100.00	A2	5,062,405
1,575	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D, 5.500%, 6/01/20	6/14 at 100.00	A2	1,581,221
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	3,345,630
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	No Opt. Call	A2	2,811,809
1,295	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AA	1,316,963
400	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	408,884
1,210	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	1,220,636
2,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	1,937,620
2,500	Corona Public Financing Authority, California, Superior Lien Revenue Bonds, Series 1999A, 5.000%, 9/01/20 – AGM Insured	3/14 at 100.00	AA–	2,559,500
585	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/14 at 100.00	A	585,018
810	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/14 at 100.00	A–	810,624
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A2	2,973,990
1,045	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,076,256
1,750	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/25 – SYNCORA GTY Insured	9/15 at 100.00	BB+	1,753,763
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
400	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	404,028
330	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	332,871
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
185	5.000%, 9/01/26	9/16 at 100.00	N/R	188,171
425	5.125%, 9/01/36	9/16 at 100.00	N/R	427,015

Nuveen Investments	41

NCP	Nuveen California Performance Plus Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,730	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	$1,762,559
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	A	10,295,400
2,000	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	2,038,460
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	1,908,140
2,220	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A	2,244,620
400	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	480,968
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Refunding, School District Pass-Through, Series 2004, 5.000%, 3/01/32 – RAAI Insured	3/14 at 100.00	N/R	999,930
2,500	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 5.875%, 3/01/32	3/20 at 100.00	A	2,654,900
150	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	167,159
1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	8/14 at 100.00	A	1,003,110
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,080	5.250%, 9/01/30	9/23 at 100.00	N/R	1,100,768
975	5.750%, 9/01/39	9/23 at 100.00	N/R	1,007,682
175	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	179,851
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
135	6.000%, 9/01/33	3/14 at 100.00	N/R	139,424
300	6.125%, 9/01/41	3/14 at 100.00	N/R	309,651
2,370	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,475,489
9,280	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,176,982
480	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	527,971
1,500	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	BBB	1,482,525
85	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	95,739
1,445	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	1,520,660
710	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A	711,186
1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	A	1,131,300
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,078,190
500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	559,235
70	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	80,487

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$70	7.000%, 8/01/33	2/21 at 100.00	BBB+	$77,096
85	7.000%, 8/01/41	2/21 at 100.00	BBB+	92,332
125	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	129,184
370	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.360%, 8/01/16 – NPFG Insured	8/14 at 100.00	A	374,817
655	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	673,432
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
335	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB	364,336
835	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	866,897
5,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	5,024,000
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
2,695	5.000%, 6/01/20 – NPFG Insured	6/14 at 100.00	A	2,723,540
1,500	5.000%, 6/01/21 – NPFG Insured	6/14 at 100.00	A	1,515,885
120	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	129,386
845	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2013, 5.500%, 9/01/36	9/14 at 102.00	N/R	739,493
400	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	476,464
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,326,554
205	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	230,633
86,455	Total Tax Obligation/Limited			80,672,839
	Transportation – 11.3% (7.8% of Total Investments)
1,890	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.595%, 10/01/32 (IF)	4/18 at 100.00	AA	2,503,740
2,040	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,161,829
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
4,505	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,694,255
4,500	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,732,470
2,620	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	2,771,986
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior Series 2013B:
1,300	5.000%, 7/01/25 (Alternative Minimum Tax)	7/23 at 100.00	A+	1,449,825
1,670	5.000%, 7/01/26 (Alternative Minimum Tax)	7/23 at 100.00	A+	1,844,265
1,805	5.000%, 7/01/27 (Alternative Minimum Tax)	7/23 at 100.00	A+	1,976,150
20,330	Total Transportation			22,134,520
	U.S. Guaranteed – 14.4% (9.9% of Total Investments) (5)
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	1,571,298
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	6,545,096

Nuveen Investments	43

NCP	Nuveen California Performance Plus Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$3,010	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	$3,051,719
2,645	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	3,541,602
400	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	406,688
4,000	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	5,179,640
4,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA (5)	4,853,809
1,400	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (5)	1,456,756
290	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (5)	319,244
325	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (5)	347,467
750	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	873,203
24,380	Total U.S. Guaranteed			28,146,522
	Utilities – 3.7% (2.6% of Total Investments)
3,850	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	6/14 at 100.00	N/R	3,668,511
2,140	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,360,249
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA	524,525
715	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	719,168
7,205	Total Utilities			7,272,453
	Water and Sewer – 10.2% (7.0% of Total Investments)
1,010	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/29	4/23 at 100.00	AA–	1,145,158
5,475	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,223,588
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	4/14 at 100.00	AA–	175,676
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 18.423%, 8/01/33 – AGM Insured (IF)	2/20 at 100.00	AA	2,971,500
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,013,414
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 – AGM Insured	10/16 at 100.00	AA–	2,583,050
2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	2,190,940
2,500	Pajaro Valley Water Management Agency, California, Revenue Certificates of Participation, Series 1999A, 5.750%, 3/01/29 – AMBAC Insured	9/14 at 100.00	BBB+	2,500,400

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/28	11/21 at 100.00	AA–	$1,138,120
19,110	Total Water and Sewer			19,941,846
$281,970	Total Long-Term Investments (cost $270,226,077)			283,794,636
	Floating Rate Obligations – (2.8)%			(5,480,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.5)% (6)			(91,000,000)
	Other Assets Less Liabilities – 4.2%			8,297,880
	Net Assets Applicable to Common Shares – 100%			$195,612,516

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	45

NCO
Nuveen California Municipal Market Opportunity Fund, Inc.
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 140.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 140.6% (100.0% of Total Investments)
	Consumer Staples – 6.8% (4.9% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$4,650	5.600%, 6/01/36	12/18 at 100.00	BB–	$3,915,951
1,000	5.650%, 6/01/41	12/18 at 100.00	BB–	809,860
195	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	186,691
4,440	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	3,658,915
10,285	Total Consumer Staples			8,571,417
	Education and Civic Organizations – 3.4% (2.4% of Total Investments)
100	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	101,377
70	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	74,072
1,000	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa3	1,051,790
305	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	308,355
260	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	285,607
450	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	483,255
2,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	2,010,200
4,185	Total Education and Civic Organizations			4,314,656
	Health Care – 30.4% (21.6% of Total Investments)
5,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	5,422,534
515	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	542,583
1,305	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	1,323,231
1,060	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	BBB	1,051,806
2,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	2,010,520
5,040	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	5,219,525
569	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	626,924
1,160	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,036,042
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB–	1,524,180
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB–	1,004,170

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$135	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	$139,016
1,500	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	1,515,390
675	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	732,605
2,585	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,609,532
200	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	203,652
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,007,000
1,150	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,266,139
2,205	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	2,294,258
2,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	2,080,560
1,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	1,766,466
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,000,540
1,200	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	1,355,028
1,250	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,309,950
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	Aa2	1,022,980
37,109	Total Health Care			38,064,631
	Housing/Multifamily – 2.9% (2.1% of Total Investments)
690	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	722,540
1,665	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.125%, 8/15/32	8/22 at 100.00	BBB	1,709,822
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A–	1,239,385
3,585	Total Housing/Multifamily			3,671,747
	Housing/Single Family – 0.1% (0.0% of Total Investments)
70	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	73,275
	Long-Term Care – 3.4% (2.4% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A	4,303,760
	Tax Obligation/General – 18.6% (13.2% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	Aa2	2,627,625
2,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	2,364,080
1,350	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured	8/15 at 100.00	A1	1,413,599
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa3	2,280,502

Nuveen Investments	47

NCO	Nuveen California Municipal Market Opportunity Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	8/14 at 100.00	A	$2,509,650
25	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 – NPFG Insured	8/14 at 100.00	AA	25,519
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	2,742,695
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	2,692,458
9,850	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	3,256,410
5,750	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	2,353,533
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,055,970
39,845	Total Tax Obligation/General			23,322,041
	Tax Obligation/Limited – 30.2% (21.5% of Total Investments)
260	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	265,775
770	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A–	776,768
375	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/14 at 100.00	A	375,011
510	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/14 at 100.00	A–	510,393
1,035	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,065,957
460	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	464,002
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
120	5.000%, 9/01/26	9/16 at 100.00	N/R	122,057
275	5.125%, 9/01/36	9/16 at 100.00	N/R	276,304
470	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	478,845
	Modesto Schools Infrastructure Financing Agency, Stanislaus County, California, Special Tax Revenue Bonds, Series 2004:
1,375	5.250%, 9/01/25 – AMBAC Insured	9/14 at 100.00	N/R	1,379,675
1,500	5.250%, 9/01/26 – AMBAC Insured	9/14 at 100.00	N/R	1,503,675
245	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	294,593
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A	1,116,950
90	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	100,295
10,900	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	12,814,694
825	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	9/14 at 100.00	N/R	844,652
1,065	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/22 – NPFG Insured	9/16 at 100.00	A	1,122,201

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
$660	5.250%, 9/01/30	9/23 at 100.00	N/R	$672,692
590	5.750%, 9/01/39	9/23 at 100.00	N/R	609,777
110	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	113,049
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
90	6.000%, 9/01/33	3/14 at 100.00	N/R	92,949
195	6.125%, 9/01/41	3/14 at 100.00	N/R	201,273
770	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	804,273
295	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	324,482
55	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	61,949
1,440	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	1,515,398
2,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	2,828,250
45	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	51,742
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
45	7.000%, 8/01/33	2/21 at 100.00	BBB+	49,562
55	7.000%, 8/01/41	2/21 at 100.00	BBB+	59,744
1,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA	1,205,088
410	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	421,537
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
360	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB	391,525
910	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	963,554
530	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	550,246
70	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	75,475
515	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2013, 5.450%, 9/01/26	9/14 at 102.00	N/R	474,562
1,350	Temecula Valley Unified School District, Riverside County, California, Community Facilities District 2002-1 Improvement Area 1 Special Tax, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,330,155
1,300	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA+	1,373,437
125	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	140,630
34,895	Total Tax Obligation/Limited			37,823,196
	Transportation – 9.7% (6.9% of Total Investments)
1,355	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.595%, 10/01/32 (IF)	4/18 at 100.00	AA	1,795,009
1,240	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	1,314,053
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
2,740	5.750%, 1/15/46	1/24 at 100.00	BBB–	2,855,107
2,740	6.000%, 1/15/53	1/24 at 100.00	BBB–	2,881,548
Nuveen Investments	49

NCO	Nuveen California Municipal Market Opportunity Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$840	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	$888,728
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	7/14 at 100.00	AA–	2,476,166
11,380	Total Transportation			12,210,611
	U.S. Guaranteed – 12.0% (8.6% of Total Investments) (4)
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	11,835
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/19 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	2,027,720
1,680	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	2,249,486
600	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	602,844
2,150	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (4)	2,237,161
870	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,011,453
3,270	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	4,231,086
1,875	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – NPFG Insured	8/14 at 100.00	AA (4)	1,915,875
210	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	224,517
485	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	564,670
13,150	Total U.S. Guaranteed			15,076,647
	Utilities – 4.9% (3.5% of Total Investments)
2,575	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	6/14 at 100.00	N/R	2,453,615
1,365	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,505,486
455	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	457,653
1,500	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,694,415
5,895	Total Utilities			6,111,169
	Water and Sewer – 18.2% (12.9% of Total Investments)
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured	No Opt. Call	AAA	1,210,189
2,870	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,738,210
2,500	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 – AGM Insured	10/16 at 100.00	AA–	2,583,050
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA–	762,443
2,540	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	2,762,326
1,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	1,095,470

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 11738, 18.307%, 8/01/29 (IF)	2/19 at 100.00	AAA	$4,810,416
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,397,310
350	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AA	373,076
2,630	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/27	5/20 at 100.00	AA	3,045,067
20,540	Total Water and Sewer			22,777,557
$184,939	Total Long-Term Investments (cost $163,736,988)			176,320,707
	Floating Rate Obligations – (2.1)%			(2,695,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.7)% (5)			(49,800,000)
	Other Assets Less Liabilities – 1.2%			1,585,569
	Net Assets Applicable to Common Shares – 100%			$125,411,276

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	51

NQC
Nuveen California Investment Quality Municipal Fund, Inc.
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.8% (100.0% of Total Investments)
	Consumer Staples – 6.3% (4.1% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$1,000	5.600%, 6/01/36	12/18 at 100.00	BB–	$842,140
1,000	5.650%, 6/01/41	12/18 at 100.00	BB–	809,860
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
320	4.250%, 6/01/21	6/15 at 100.00	BB+	306,365
3,500	5.250%, 6/01/45	6/15 at 100.00	B–	2,741,025
150	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	123,612
6,740	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	5,284,901
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	B–	2,785,405
16,210	Total Consumer Staples			12,893,308
	Education and Civic Organizations – 7.1% (4.7% of Total Investments)
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	2,995,710
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	2,123,380
1,575	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	1,647,576
170	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	172,341
120	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	126,980
545	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	550,995
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	1,010,200
6,000	California State Public Works Board, Lease Revenue Bonds, California State University Projects, Series 1997C, 5.400%, 10/01/22	4/14 at 100.00	Aa3	6,021,480
14,410	Total Education and Civic Organizations			14,648,662
	Health Care – 31.2% (20.4% of Total Investments)
3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23	7/14 at 100.00	A	3,037,590
3,260	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA–	3,360,734
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	1,320,063
840	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	884,990
2,400	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	2,433,528
6,765	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	6,859,507

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,270	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	$1,483,081
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
2,950	5.250%, 2/01/27	2/17 at 100.00	BBB	3,006,522
1,750	5.250%, 2/01/46	2/17 at 100.00	BBB	1,736,473
5,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	5,026,300
8,275	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	8,569,756
948	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,043,956
3,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/24	7/15 at 100.00	BBB–	3,048,360
1,840	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,894,740
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
1,785	5.000%, 3/01/41	3/16 at 100.00	A+	1,803,314
2,355	5.250%, 3/01/45	3/16 at 100.00	A+	2,384,485
770	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	777,307
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,007,000
1,785	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,965,267
2,400	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,481,984
65	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB+	65,586
2,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	2,600,700
3,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	3,189,453
1,250	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	1,309,950
2,575	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	2,840,148
62,283	Total Health Care			64,130,794
	Housing/Multifamily – 1.3% (0.8% of Total Investments)
1,230	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,288,007
1,255	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,284,342
2,485	Total Housing/Multifamily			2,572,349
	Housing/Single Family – 1.2% (0.8% of Total Investments)
1,890	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	1,889,754
105	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	109,913
480	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 100.00	A–	491,088
2,475	Total Housing/Single Family			2,490,755

Nuveen Investments	53

NQC	Nuveen California Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.3% (0.2% of Total Investments)
$610	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/14 at 100.00	BBB+	$612,025
	Tax Obligation/General – 29.6% (19.4% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
15,445	6.000%, 11/01/39	11/19 at 100.00	A1	18,256,608
1,505	5.500%, 11/01/39	11/19 at 100.00	A1	1,687,827
5,100	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	5,699,607
	California State, General Obligation Bonds, Various Purpose Series 2011:
3,000	5.000%, 9/01/31	No Opt. Call	A1	3,314,670
3,815	5.000%, 9/01/41	9/21 at 100.00	A1	4,023,604
3,030	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA–	1,352,774
3,250	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	3,200,275
20	Riverside Community College District, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/21 – NPFG Insured	8/14 at 100.00	AA	20,424
2,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	2,681,575
3,250	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2004 Series 2007B, 5.000%, 8/01/32	8/17 at 100.00	AAA	3,576,918
41,725	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	17,078,460
82,640	Total Tax Obligation/General			60,892,742
	Tax Obligation/Limited – 39.0% (25.5% of Total Investments)
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/21 – AMBAC Insured	6/14 at 100.00	A2	3,010,110
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,115,210
1,390	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AA	1,413,574
385	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	393,551
865	Chula Vista, California, Special Tax Bonds, Community Facilities District 12-1 McMillin Otay Ranch Village Seven, Series 2005, 5.250%, 9/01/30	3/14 at 100.00	N/R	867,777
645	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/14 at 100.00	A	645,019
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	3/14 at 100.00	A+	1,597,456
885	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/14 at 100.00	A–	885,681
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 2215:
1,175	15.344%, 6/01/31 – FGIC Insured (IF)	6/15 at 100.00	A2	1,180,029
825	15.344%, 6/01/35 – FGIC Insured (IF)	6/15 at 100.00	A2	796,389
1,770	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,809,648
3,840	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	3,504,730
810	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	818,157
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
195	5.000%, 9/01/26	9/16 at 100.00	N/R	198,342
445	5.125%, 9/01/36	9/16 at 100.00	N/R	447,109

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$770	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	$784,491
10,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	A	10,295,400
440	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	529,065
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
1,000	5.875%, 3/01/32	3/20 at 100.00	A	1,061,960
1,500	6.000%, 3/01/36	3/20 at 100.00	A	1,619,340
160	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	178,302
3,600	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	4,232,376
1,390	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	9/14 at 100.00	N/R	1,423,110
1,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	8/14 at 100.00	A	1,003,110
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,170	5.250%, 9/01/30	9/23 at 100.00	N/R	1,192,499
1,050	5.750%, 9/01/39	9/23 at 100.00	N/R	1,085,196
190	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	195,267
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
150	6.000%, 9/01/33	3/14 at 100.00	N/R	154,916
330	6.125%, 9/01/41	3/14 at 100.00	N/R	340,616
2,630	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,747,061
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Refunding Bonds, Los Medanos Community Development Project, Series 2003A, 5.000%, 8/01/14 – NPFG Insured	No Opt. Call	A	1,021,250
525	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	577,469
95	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	107,002
	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	570,745
710	5.000%, 9/01/42	9/22 at 100.00	N/R	714,068
1,415	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A	1,417,363
4,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A	4,525,200
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A	1,561,535
500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	559,235
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	91,986
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
75	7.000%, 8/01/33	2/21 at 100.00	BBB+	82,603
95	7.000%, 8/01/41	2/21 at 100.00	BBB+	103,195
130	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	134,351

Nuveen Investments	55

NQC	Nuveen California Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$3,535	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA	$3,549,988
1,825	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB	2,065,991
6,000	San Ramon Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2006A, 5.000%, 2/01/38 – AMBAC Insured	2/16 at 100.00	A–	6,025,440
2,840	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/23 – NPFG Insured	6/14 at 100.00	A	2,870,076
5,250	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Projects, Subordinate Lien Series 2000, 5.250%, 9/01/25 – AMBAC Insured	9/14 at 100.00	A	5,347,440
130	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	140,169
915	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2013, 5.450%, 9/01/26	9/14 at 102.00	N/R	843,154
600	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	714,696
1,265	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,301,723
225	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	260,935
80,220	Total Tax Obligation/Limited			80,111,105
	Transportation – 10.7% (7.0% of Total Investments)
2,715	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/30	No Opt. Call	AA	3,037,271
1,325	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.595%, 10/01/32 (IF)	4/18 at 100.00	AA	1,755,267
2,195	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,326,085
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
4,840	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,043,328
4,840	6.000%, 1/15/53	1/24 at 100.00	BBB–	5,090,034
2,975	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010D, 5.000%, 5/15/40	5/20 at 100.00	AA	3,146,301
1,490	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,576,435
20,380	Total Transportation			21,974,721
	U.S. Guaranteed – 8.8% (5.8% of Total Investments) (4)
2,080	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	2,285,525
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	3,041,580
2,798	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	3,746,466
960	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	976,051
3,145	California State, General Obligation Bonds, Series 2004, 5.250%, 4/01/34 (Pre-refunded 4/01/14)	4/14 at 100.00	AAA	3,159,907
1,500	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2004C, 5.250%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA (4)	1,526,355
2,285	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA– (4)	2,335,019
585	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (4)	643,990

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$345	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	$368,850
16,698	Total U.S. Guaranteed			18,083,743
	Utilities – 3.1% (2.0% of Total Investments)
2,250	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,481,570
740	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	744,314
3,210	Turlock Irrigation District, California, Electric Revenue Bonds, Series 2003A, 5.000%, 1/01/16 – NPFG Insured	7/14 at 100.00	A+	3,223,225
6,200	Total Utilities			6,449,109
	Water and Sewer – 14.2% (9.3% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
4,250	5.000%, 10/01/30	4/23 at 100.00	AA–	4,772,538
1,000	5.000%, 10/01/34	4/23 at 100.00	AA–	1,101,590
5,900	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,629,072
520	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	548,917
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A:
6,250	5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	6,797,063
2,000	5.000%, 7/01/41	1/21 at 100.00	AA	2,127,800
7,170	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/28	5/20 at 100.00	AA	8,254,821
27,090	Total Water and Sewer			29,231,801
$331,701	Total Long-Term Investments (cost $298,166,015)			314,091,114
	Floating Rate Obligations – (4.8)%			(9,815,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (51.4)% (5)			(105,600,000)
	Other Assets Less Liabilities – 3.4%			6,881,677
	Net Assets Applicable to Common Shares – 100%			$205,557,791

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	57

NVC
Nuveen California Select Quality Municipal Fund, Inc.
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 143.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 143.3% (100.0% of Total Investments)
	Consumer Staples – 7.3% (5.1% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,075	5.600%, 6/01/36	12/18 at 100.00	BB–	$1,747,441
4,675	5.650%, 6/01/41	12/18 at 100.00	BB–	3,786,096
545	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	521,778
2,770	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/14 at 100.00	Baa1	2,755,097
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,515	5.750%, 6/01/47	6/17 at 100.00	B	7,017,041
2,180	5.125%, 6/01/47	6/17 at 100.00	B	1,643,938
10,220	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	8,013,604
1,250	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	979,425
32,230	Total Consumer Staples			26,464,420
	Education and Civic Organizations – 3.3% (2.3% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	293,993
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,530,907
535	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 18.021%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	725,695
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	211,634
1,500	5.000%, 11/01/30	11/15 at 100.00	A2	1,587,900
1,740	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa3	1,830,115
905	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	914,955
1,385	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/27 – NPFG Insured	11/15 at 100.00	Aa2	1,480,731
770	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	845,837
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,396,070
10,790	Total Education and Civic Organizations			11,817,837
	Health Care – 31.7% (22.1% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21	4/14 at 100.00	A	1,756,213
1,455	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	1,532,930
4,850	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	4,917,755

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$10,145	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	$10,286,726
8,200	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	8,243,132
3,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,106,860
1,621	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,786,018
12,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	14,159,333
3,475	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,103,662
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,500	5.250%, 7/01/24	7/15 at 100.00	BBB–	1,524,180
10,000	5.000%, 7/01/39	7/15 at 100.00	BBB–	9,503,400
5,190	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	5,344,403
1,355	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	A1	1,470,636
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 19.169%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	4,819,955
1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/23	12/15 at 100.00	BBB	1,007,000
3,100	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,413,069
	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010:
1,195	5.500%, 3/15/36	3/15 at 100.00	A+	1,242,191
3,410	5.375%, 3/15/36	3/20 at 100.00	A+	3,548,037
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/14 at 100.00	A1	6,207,192
5,885	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	6,065,493
5,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	5,691,946
9,655	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	9,660,214
3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	4,008,625
1,500	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	1,654,455
110,526	Total Health Care			114,053,425
	Housing/Multifamily – 1.5% (1.1% of Total Investments)
2,070	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,167,621
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
275	5.125%, 8/15/32	8/22 at 100.00	BBB	282,403
525	5.500%, 8/15/47	8/22 at 100.00	BBB	537,275
1,500	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,543,320

Nuveen Investments	59

NVC	Nuveen California Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	$1,001,480
5,370	Total Housing/Multifamily			5,532,099
	Housing/Single Family – 0.5% (0.3% of Total Investments)
1,590	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	1,589,793
185	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	193,656
1,775	Total Housing/Single Family			1,783,449
	Industrials – 1.2% (0.8% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	4,351,421
	Tax Obligation/General – 29.7% (20.7% of Total Investments)
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	5/14 at 100.00	A1	140,662
	California State, General Obligation Bonds, Various Purpose Series 2009:
15,000	6.000%, 11/01/39	11/19 at 100.00	A1	17,730,600
3,500	5.500%, 11/01/39	11/19 at 100.00	A1	3,925,180
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,000	6.000%, 3/01/33	3/20 at 100.00	A1	2,387,660
7,605	5.250%, 11/01/40	11/20 at 100.00	A1	8,256,368
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,215	5.250%, 10/01/28	No Opt. Call	A1	2,550,573
2,415	5.000%, 9/01/31	No Opt. Call	A1	2,668,309
8,910	5.000%, 9/01/41	9/21 at 100.00	A1	9,397,199
9,135	5.000%, 10/01/41	10/21 at 100.00	A1	9,638,887
3,000	California State, General Obligation Bonds, Various Purpose Series 2013, 5.000%, 2/01/29	No Opt. Call	A1	3,380,310
3,850	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/30 – FGIC Insured	8/15 at 100.00	A1	4,031,374
2,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	2,128,280
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2004:
1,470	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,481,848
1,040	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,048,382
4,000	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	4,167,320
3,915	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	4,164,738
6,000	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	3,536,100
5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A	4,923,500
3,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	3,506,482
16,150	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA–	5,339,190
2,340	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B, 5.500%, 8/01/40	8/24 at 100.00	Aa3	2,616,635
1,285	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A, 5.500%, 8/01/38	8/24 at 100.00	Aa3	1,443,877

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	$8,538,207
125,075	Total Tax Obligation/General			107,001,681
	Tax Obligation/Limited – 31.0% (21.7% of Total Investments)
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	4/14 at 100.00	N/R	3,345,669
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	2,230,420
4,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	5,680,271
730	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	746,213
1,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	968,810
1,500	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/14 at 100.00	BBB	1,500,195
3,000	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	3,141,210
1,115	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/14 at 101.00	A	1,116,193
1,530	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/14 at 100.00	A–	1,531,178
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A2	2,973,990
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 2215:
1,940	15.344%, 6/01/31 – FGIC Insured (IF)	6/15 at 100.00	A2	1,948,303
1,355	15.344%, 6/01/35 – FGIC Insured (IF)	6/15 at 100.00	A2	1,308,009
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,838,389
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,508,655
1,000	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,034,530
435	Indian Wells Redevelopment Agency, California, Tax Allocation Bonds, Consolidated Whitewater Project Area, Series 2003A, 5.000%, 9/01/20 – AMBAC Insured	3/14 at 100.00	BBB	435,657
1,345	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,365,565
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	335,656
760	5.125%, 9/01/36	9/16 at 100.00	N/R	763,602
4,315	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	4,396,208
4,090	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	4,253,764
5,175	Los Angeles Municipal Improvement Corporation, California, Lease Revenue Bonds, Police Headquarters, Series 2006A, 4.750%, 1/01/31 – FGIC Insured	1/17 at 100.00	A+	5,274,515
1,895	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.900%, 9/01/27	9/14 at 100.00	N/R	1,913,533

Nuveen Investments	61

NVC	Nuveen California Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$735	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	$883,779
275	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	306,457
3,605	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/14 at 100.00	A2	3,608,389
695	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	8/14 at 100.00	AA–	698,051
5,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A+	5,131,300
1,120	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	A	1,173,872
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,955	5.250%, 9/01/30	9/23 at 100.00	N/R	1,992,595
1,755	5.750%, 9/01/39	9/23 at 100.00	N/R	1,813,828
320	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	328,870
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
225	6.000%, 9/01/33	3/14 at 100.00	N/R	232,373
530	6.125%, 9/01/41	3/14 at 100.00	N/R	547,050
1,920	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	6/14 at 100.00	N/R	1,921,094
4,930	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	5,149,434
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A	5,723,025
890	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	978,947
160	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	180,214
45	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	8/14 at 100.00	N/R	45,885
1,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,223,746
130	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	149,477
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
130	7.000%, 8/01/33	2/21 at 100.00	BBB+	143,178
165	7.000%, 8/01/41	2/21 at 100.00	BBB+	179,233
2,200	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA	2,209,328
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	907,996
1,260	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	8/14 at 100.00	A	1,259,950
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	A	1,135,794
1,215	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	1,249,190
2,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	3,380,634

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$4,625	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 – NPFG Insured	6/14 at 100.00	A	$4,673,979
220	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	237,208
1,525	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2013, 5.450%, 9/01/26	9/14 at 102.00	N/R	1,405,257
3,900	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA+	4,120,311
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	A	6,535,431
2,175	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	2,238,140
385	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	433,140
111,710	Total Tax Obligation/Limited			111,807,690
	Transportation – 6.5% (4.5% of Total Investments)
8,300	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series1995A, 5.000%, 1/01/35 – NPFG Insured	7/14 at 100.00	A	8,291,949
2,640	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,797,661
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
5,830	5.750%, 1/15/46	1/24 at 100.00	BBB–	6,074,918
5,830	6.000%, 1/15/53	1/24 at 100.00	BBB–	6,131,178
22,600	Total Transportation			23,295,706
	U.S. Guaranteed – 10.0% (7.0% of Total Investments) (5)
2,210	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	2,428,370
2,175	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	4/14 at 100.00	Aaa	2,367,879
	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A:
4,000	5.500%, 6/01/21 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	4,055,440
2,000	5.500%, 6/01/23 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	2,027,720
4,787	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	6,409,697
1,030	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/25 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA– (5)	1,059,777
	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Series 2006C:
2,710	5.000%, 8/01/25 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (5)	2,819,863
3,875	5.000%, 8/01/26 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 102.00	Aa2 (5)	4,032,093
3,750	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AAA	3,858,638
1,770	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (5)	2,291,477
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+ (5)	2,510,420
585	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (5)	625,441

Nuveen Investments	63

NVC	Nuveen California Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$1,365	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (5)	$1,589,229
32,257	Total U.S. Guaranteed			36,076,044
	Utilities – 6.0% (4.2% of Total Investments)
1,810	Anaheim Public Finance Authority, California, Second Lien Electric Distribution Revenue Bonds, Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	1,860,988
1,855	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,045,917
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA	5,245,250
2,510	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	2,889,738
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
4,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	4,048,040
1,260	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,267,346
2,800	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,814,476
1,305	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,474,141
20,540	Total Utilities			21,645,896
	Water and Sewer – 14.6% (10.2% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
4,710	5.000%, 10/01/28	4/23 at 100.00	AA–	5,380,092
1,500	5.000%, 10/01/34	4/23 at 100.00	AA–	1,652,385
1,185	Burbank, California, Wastewater System Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA+	1,198,343
8,380	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	7,995,190
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	939,493
1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	1,322,600
4,685	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	5,095,078
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38	1/18 at 100.00	A–	4,913,714
3,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	3,286,410
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 18.151%, 2/01/35 (IF) (4)	2/19 at 100.00	AAA	2,149,062
2,525	Sacramento County Sanitation District Financing Authority, California, Revenue Refunding Bonds, Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	3,139,888

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$11,320	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/25	5/20 at 100.00	AA	$13,258,771
2,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA–	2,201,300
47,660	Total Water and Sewer			52,532,326
$524,588	Total Long-Term Investments (cost $480,582,073)			516,361,994
	Floating Rate Obligations – (3.9)%			(14,025,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.1)% (6)			(158,900,000)
	Other Assets Less Liabilities – 4.7%			16,794,260
	Net Assets Applicable to Common Shares – 100%			$360,231,254

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	65

NUC
Nuveen California Quality Income Municipal Fund, Inc.
Portfolio of Investments
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.9% (99.0% of Total Investments)
	MUNICIPAL BONDS – 147.9% (99.0% of Total Investments)
	Consumer Staples – 5.6% (3.8% of Total Investments)
$4,165	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/14 at 100.00	Baa1	$4,114,645
525	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	502,630
2,775	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	6/14 at 100.00	Baa1	2,760,071
5,740	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	5/14 at 100.00	BBB	5,644,142
1,230	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	1,013,618
2,165	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,697,598
5,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.375%, 6/01/38	6/15 at 100.00	B–	3,979,150
21,600	Total Consumer Staples			19,711,854
	Education and Civic Organizations – 6.0% (4.0% of Total Investments)
2,225	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	2,266,652
280	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	283,856
1,935	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 18.021%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	2,624,711
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
195	5.000%, 11/01/21	11/15 at 100.00	A2	206,343
2,450	5.000%, 11/01/30	11/15 at 100.00	A2	2,593,570
885	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education, Multiple Projects, Series 2014A , 7.250%, 6/01/43	6/22 at 102.00	N/R	894,735
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	BBB+	2,724,025
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	9/14 at 100.00	A2	4,016,760
785	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	862,315
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,396,070
3,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	3,015,300
19,555	Total Education and Civic Organizations			20,884,337
	Health Care – 33.6% (22.5% of Total Investments)
1,750	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21	4/14 at 100.00	A	1,756,213
2,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36	3/21 at 100.00	Ba2	2,172,840
1,380	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	1,453,913

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	$3,391,650
14,550	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	14,753,264
2,265	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,351,817
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
4,200	5.250%, 2/01/27	2/17 at 100.00	BBB	4,280,472
2,855	5.250%, 2/01/46	2/17 at 100.00	BBB	2,832,931
3,275	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,391,656
1,571	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.668%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	1,730,928
5,500	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	6,422,790
3,400	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,036,676
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,425	5.250%, 7/01/24	7/15 at 100.00	BBB–	3,480,211
1,535	5.250%, 7/01/30	7/15 at 100.00	BBB–	1,541,401
3,015	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	3,104,696
8,295	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	8,380,107
17,470	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2003A, 5.000%, 8/15/38 – AMBAC Insured (UB) (4)	8/17 at 100.00	AA–	17,789,002
	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A:
3,000	5.000%, 12/01/22	12/15 at 100.00	BBB	3,028,200
1,000	5.000%, 12/01/23	12/15 at 100.00	BBB	1,007,000
3,025	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,330,495
2,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	2,080,960
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	4,136,640
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,030,670
7,835	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	7,689,034
4,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	4,002,160
3,500	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,952,165
4,275	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A	4,715,197
113,121	Total Health Care			116,843,088
	Housing/Multifamily – 1.6% (1.1% of Total Investments)
2,040	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,136,206
640	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	654,963

Nuveen Investments	67

NUC	Nuveen California Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	$1,522,742
1,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	1,001,480
210	Yolo County Housing Authority, California, Revenue Refunding Bonds, Russell Park Apartments, Series 1992A, 7.000%, 11/01/14	5/14 at 100.00	A2	211,058
5,370	Total Housing/Multifamily			5,526,449
	Housing/Single Family – 5.3% (3.5% of Total Investments)
1,390	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	1,389,819
180	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	188,422
16,790	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006M, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A–	16,746,346
18,360	Total Housing/Single Family			18,324,587
	Tax Obligation/General – 23.2% (15.6% of Total Investments)
2,325	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/30 – AMBAC Insured	8/16 at 50.16	A+	1,036,113
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/36	No Opt. Call	A1	5,366,900
16,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39	11/19 at 100.00	A1	18,912,640
4,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	A1	4,775,320
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,000	5.000%, 2/01/29	No Opt. Call	A1	3,380,310
4,475	5.000%, 4/01/37	4/23 at 100.00	A1	4,811,341
2,255	5.000%, 2/01/43	No Opt. Call	A1	2,388,902
25,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	Aa2	4,131,250
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	3,883,963
2,645	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	2,755,640
11,800	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	Aa3	5,942,008
515	San Joaquin Delta Community College District, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 – AGM Insured	8/15 at 100.00	Aa2	526,248
2,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	2,161,160
1,970	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B, 5.500%, 8/01/38	8/24 at 100.00	Aa3	2,213,571
41,725	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	17,078,460
1,400	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,478,358
127,720	Total Tax Obligation/General			80,842,184
	Tax Obligation/Limited – 39.0% (26.1% of Total Investments)
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,390,498
1,200	Burbank Public Financing Authority, California, Revenue Bonds, West Olive Redevelopment Project, Series 2002, 5.125%, 12/01/22 – AMBAC Insured	6/14 at 100.00	BBB+	1,201,224
68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$11,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G, 5.250%, 9/01/32	9/23 at 100.00	A2	$12,128,930
3,070	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.250%, 12/01/16 – AMBAC Insured	6/14 at 100.00	A2	3,083,048
2,030	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002C, 5.250%, 3/01/21 – AMBAC Insured	3/14 at 100.00	A2	2,037,288
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A2	1,096,010
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A2	1,077,880
3,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	4,070,517
690	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	A	705,325
3,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	2,906,430
	Commerce Community Development Commission, California, Tax Allocation Refunding Bonds, Merged Area Development Projects 2 and 3, Series 1998A:
750	5.650%, 8/01/18	8/14 at 100.00	N/R	751,575
2,765	5.700%, 8/01/28	8/14 at 100.00	N/R	2,709,451
1,500	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/14 at 100.00	BBB	1,500,195
1,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	1,308,838
1,085	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Refunding Series 2001, 5.000%, 9/01/31 – NPFG Insured	9/14 at 100.00	A	1,085,033
5	Dinuba Redevelopment Agency, California, Tax Allocation Bonds, Merged City of Dinuba Redevelopment Project and Dinuba Redevelopment Project 2, As Amended, Series 2003, 5.000%, 9/01/33 – NPFG Insured	9/14 at 101.00	A	5,005
1,490	Fontana Redevelopment Agency, California, Jurupa Hills Redevelopment Project, Tax Allocation Refunding Bonds, 1997 Series A, 5.500%, 10/01/27	4/14 at 100.00	A–	1,491,147
1,000	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	3/14 at 100.00	N/R	1,004,560
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
8,435	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA–	8,457,268
2,705	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA–	2,705,595
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 2215:
1,885	15.344%, 6/01/31 – FGIC Insured (IF)	6/15 at 100.00	A2	1,893,068
1,320	15.344%, 6/01/35 – FGIC Insured (IF)	6/15 at 100.00	A2	1,274,222
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
115	5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	116,758
1,225	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	1,237,336
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
320	5.000%, 9/01/26	9/16 at 100.00	N/R	325,485
735	5.125%, 9/01/36	9/16 at 100.00	N/R	738,484
3,245	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	3,306,071

Nuveen Investments	69

NUC	Nuveen California Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,350	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.100%, 3/01/19	3/14 at 100.00	BBB–	$1,365,917
4,340	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	4,513,774
735	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	883,779
275	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	306,457
15,300	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	17,987,595
2,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 – NPFG Insured	11/14 at 102.00	A+	2,052,520
1,170	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006, 5.000%, 9/01/24 – NPFG Insured	9/16 at 100.00	A	1,220,415
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,890	5.250%, 9/01/30	9/23 at 100.00	N/R	1,926,345
1,695	5.750%, 9/01/39	9/23 at 100.00	N/R	1,751,816
310	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	318,593
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
255	6.000%, 9/01/33	3/14 at 100.00	N/R	263,356
555	6.125%, 9/01/41	3/14 at 100.00	N/R	572,854
2,240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,339,702
1,875	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	237,806
885	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	973,447
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	3/14 at 100.00	A	1,506,045
1,500	5.000%, 9/01/20 – NPFG Insured	3/14 at 100.00	A	1,505,460
4,320	Richmond Joint Powers Financing Authority, California, Tax Allocation Bonds, Series 2003A, 5.250%, 9/01/22 – NPFG Insured	3/14 at 100.00	A	4,320,000
3,375	Riverside County Redevelopment Agency, California, Interstate 215 Corridor Redevelopment Project Area Tax Allocation Bonds, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	A–	3,642,368
160	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	180,214
1,415	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	A	1,417,363
2,645	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	2,617,730
8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300 Richards Boulevard Building Acquisition, Series 2006C, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	A	8,729,535
130	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	149,477
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
130	7.000%, 8/01/33	2/21 at 100.00	BBB+	143,178
160	7.000%, 8/01/41	2/21 at 100.00	BBB+	173,802

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,500	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA	$2,510,600
875	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	907,996
1,260	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	8/14 at 100.00	A	1,259,950
700	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 4.440%, 8/01/17 – NPFG Insured	8/14 at 100.00	A	708,428
1,195	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	A	1,228,627
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	3/14 at 100.00	A	2,777,147
215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	231,817
1,470	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2013, 5.500%, 9/01/36	9/14 at 102.00	N/R	1,286,456
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,545,970
2,090	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	2,150,673
375	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	434,891
131,720	Total Tax Obligation/Limited			135,749,344
	Transportation – 6.9% (4.6% of Total Investments)
970	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.595%, 10/01/32 (IF)	4/18 at 100.00	AA	1,284,988
3,540	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	3,751,409
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
7,820	5.750%, 1/15/46	1/24 at 100.00	BBB–	8,148,518
7,825	6.000%, 1/15/53	1/24 at 100.00	BBB–	8,229,240
	Port of Oakland, California, Revenue Refunding Bonds, Series 2012P:
1,000	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,070,890
1,390	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,470,634
22,545	Total Transportation			23,955,679
	U.S. Guaranteed – 14.7% (9.8% of Total Investments) (5)
3,950	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (5)	4,340,300
5,800	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	4/14 at 100.00	Aaa	6,314,344
5,115	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	5,185,894
4,640	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.436%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	6,212,867
1,225	California State Public Works Board, Revenue Bonds, University of California – Davis Medical Center, Series 2004II-A, 5.000%, 11/01/23 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	Aaa	1,264,849
1,110	California State, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15 (Pre-refunded 7/01/14)	7/14 at 100.00	Aaa	1,128,559
12,805	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	16,581,323

Nuveen Investments	71

NUC	Nuveen California Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,375	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.250%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	AA– (5)	$2,426,989
1,675	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (5)	2,168,489
585	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (5)	643,991
565	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (5)	604,058
1,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A1 (5)	1,597,365
2,515	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,589,243
43,860	Total U.S. Guaranteed			51,058,271
	Utilities – 3.6% (2.4% of Total Investments)
3,695	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	3,834,338
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA	524,525
5,230	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	5,599,500
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
1,235	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,242,200
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,507,755
12,160	Total Utilities			12,708,318
	Water and Sewer – 8.4% (5.6% of Total Investments)
2,400	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/28	4/23 at 100.00	AA–	2,741,448
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
2,660	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,641,699
7,320	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	6,983,866
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	10/14 at 100.00	AA–	390,282
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 3220, 14.741%, 7/01/28 (IF)	7/18 at 100.00	AA+	2,376,144
850	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	897,269
1,250	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	1,322,600
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.866%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	957,457
9,370	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A, 5.250%, 5/15/27	5/20 at 100.00	AA	10,848,773
26,505	Total Water and Sewer			29,159,538
$542,516	Total Long-Term Investments (cost $476,302,784)			514,763,649

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5% (1.0% of Total Investments)
	MUNICIPAL BONDS – 1.5% (1.0% of Total Investments)
	Tax Obligation/Limited – 1.5% (1.0% of Total Investments)
$4,995	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Wilshire Station Apartments, Variable Rate Demand Obligations, Tender Option Bond Trust 1178, 0.280%, 10/15/38 (6)	7/14 at 100.00	A–1	$4,995,000
$4,995	Total Short-Term Investments (cost $4,995,000)			4,995,000
	Total Investments (cost $481,297,784) – 149.4%			519,758,649
	Floating Rate Obligations – (7.2)%			(25,130,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.4)% (7)			(158,100,000)
	Other Assets Less Liabilities – 3.2%			11,451,503
	Net Assets Applicable to Common Shares – 100%			$347,980,152

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	73

Statement of
Assets and Liabilities
February 28, 2014

	California		California		California		California
	Value		Value 2		Performance Plus		Opportunity
	(NCA	)	(NCB	)	(NCP	)	(NCO	)
Assets
Long-term investments, at value (cost $238,240,539, $46,561,686, $270,226,077 and $163,736,988, respectively)	$255,718,236		$54,437,123		$283,794,636		$176,320,707
Short-term investments, at value (cost approximates value)	—		—		—		—
Cash	602,578		406,755		268,624		—
Receivable for:
Interest	2,816,075		652,457		4,306,055		2,316,030
Investments sold	—		—		4,453,192		—
Deferred offering costs	145,000		—		939,010		751,175
Other assets	23,063		433		100,245		45,107
Total assets	259,304,952		55,496,768		293,861,762		179,433,019
Liabilities
Cash overdraft	—		—		—		546,793
Floating rate obligations	4,490,000		—		5,480,000		2,695,000
Payable for:
Common share dividends	915,611		198,459		924,624		610,032
Offering costs	—		—		243,929		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		91,000,000		49,800,000
Accrued expenses:
Management fees	106,497		26,372		140,366		87,282
Directors/Trustees fees	26,870		590		39,150		1,879
Reorganization	—		—		294,950		219,950
Shelf offering costs	34,608		—		53,139		—
Other	92,866		35,144		73,088		60,807
Total liabilities	5,666,452		260,565		98,249,246		54,021,743
Net assets applicable to common shares	$253,638,500		$55,236,203		$195,612,516		$125,411,276
Common shares outstanding	25,283,751		3,287,900		13,019,195		8,170,445
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$10.03		$16.80		$15.02		$15.35
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$252,838		$32,879		$130,192		$81,704
Paid-in surplus	238,030,321		46,967,862		181,973,308		113,754,827
Undistributed (Over-distribution of) net investment income	1,401,341		565,740		2,448,849		1,664,758
Accumulated net realized gain (loss)	(3,523,697)		(205,715)		(2,508,392)		(2,673,732)
Net unrealized appreciation (depreciation)	17,477,697		7,875,437		13,568,559		12,583,719
Net assets applicable to common shares	$253,638,500		$55,236,203		$195,612,516		$125,411,276
Authorized shares:
Common	250,000,000		Unlimited		200,000,000		200,000,000
Preferred	N/A		N/A		1,000,000		1,000,000
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

74	Nuveen Investments

	California		California		California
	Investment Quality		Select Quality		Quality Income
	(NQC	)	(NVC	)	(NUC	)
Assets
Long-term investments, at value (cost $298,166,015, $480,582,073 and $476,302,784, respectively)	$314,091,114		$516,361,994		$514,763,649
Short-term investments, at value (cost approximates value)	—		—		4,995,000
Cash	3,473,236		7,453,468		5,549,218
Receivable for:
Interest	4,712,191		7,621,889		7,044,488
Investments sold	10,000		3,103,122		10,000
Deferred offering costs	509,653		940,013		933,014
Other assets	125,898		170,552		168,107
Total assets	322,922,092		535,651,038		533,463,476
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	9,815,000		14,025,000		25,130,000
Payable for:
Common share dividends	950,221		1,780,730		1,742,688
Offering costs	275,773		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	105,600,000		158,900,000		158,100,000
Accrued expenses:
Management fees	153,460		251,455		243,678
Directors/Trustees fees	41,687		71,286		69,172
Reorganization	369,950		269,950		79,950
Shelf offering costs	66,504		3,756		7,384
Other	91,706		117,607		110,452
Total liabilities	117,364,301		175,419,784		185,483,324
Net assets applicable to common shares	$205,557,791		$360,231,254		$347,980,152
Common shares outstanding	13,654,705		23,319,003		22,204,378
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$15.05		$15.45		$15.67
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$136,547		$233,190		$222,044
Paid-in surplus	190,082,690		325,705,782		310,042,271
Undistributed (Over-distribution of) net investment income	2,187,867		4,043,320		5,516,122
Accumulated net realized gain (loss)	(2,774,412)		(5,530,959)		(6,261,150)
Net unrealized appreciation (depreciation)	15,925,099		35,779,921		38,460,865
Net assets applicable to common shares	$205,557,791		$360,231,254		$347,980,152
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of
Operations
Year Ended February 28, 2014

	California	California	California	California
	Value	Value 2	Performance Plus	Opportunity
	(NCA )	(NCB )	(NCP )	(NCO )
Investment Income	$13,441,206	$3,146,613	$14,952,572	$9,751,327
Expenses
Management fees	1,349,904	343,980	1,829,358	1,138,207
Shareholder servicing agent fees and expenses	24,388	198	13,884	8,217
Interest expense and amortization of offering costs	24,550	—	212,327	147,727
Liquidity fees	—	—	704,782	514,259
Remarketing fees	—	—	92,265	50,490
Custodian fees and expenses	47,240	16,442	56,267	38,144
Directors/Trustees fees and expenses	6,669	1,443	7,684	4,635
Professional fees	40,836	27,634	50,917	42,839
Shareholder reporting expenses	25,425	12,725	9,116	14,913
Stock exchange listing fees	8,717	474	8,611	8,611
Investor relations expenses	21,583	4,717	20,075	12,530
Reorganization expenses	—	—	295,000	220,000
Other expenses	15,360	8,252	47,794	27,821
Total expenses	1,564,672	415,865	3,348,080	2,228,393
Net investment income (loss)	11,876,534	2,730,748	11,604,492	7,522,934
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,431,597)	(52,738)	(2,215,946)	(448,097)
Swaps	—	(59,500)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,078,446)	(2,615,620)	(10,258,507)	(8,699,028)
Swaps	—	32,496	—	—
Net realized and unrealized gain (loss)	(10,510,043)	(2,695,362)	(12,474,453)	(9,147,125)
Net increase (decrease) in net assets applicable to common shares from operations	$1,366,491	$35,386	$(869,961)	$(1,624,191)

See accompanying notes to financial statements.

76	Nuveen Investments

	California	California	California
	Investment Quality	Select Quality	Quality Income
	(NQC )	(NVC )	(NUC )
Investment Income	$15,923,691	$28,046,601	$27,909,753
Expenses
Management fees	1,989,628	3,286,145	3,166,784
Shareholder servicing agent fees and expenses	12,840	17,622	15,949
Interest expense and amortization of offering costs	241,969	368,833	433,753
Liquidity fees	981,427	1,230,656	1,224,459
Remarketing fees	107,065	161,107	160,297
Custodian fees and expenses	54,928	88,499	87,836
Directors/Trustees fees and expenses	8,651	13,800	13,373
Professional fees	56,756	56,720	55,976
Shareholder reporting expenses	11,339	17,323	17,633
Stock exchange listing fees	8,766	9,004	8,960
Investor relations expenses	22,042	36,180	34,595
Reorganization expenses	370,000	270,000	80,000
Other expenses	48,083	54,461	53,979
Total expenses	3,913,494	5,610,350	5,353,594
Net investment income (loss)	12,010,197	22,436,251	22,556,159
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,352,813)	(1,901,548)	(1,389,766)
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(12,679,777)	(25,343,863)	(20,073,708)
Swaps	—	—	—
Net realized and unrealized gain (loss)	(14,032,590)	(27,245,411)	(21,463,474)
Net increase (decrease) in net assets applicable to common shares from operations	$(2,022,393)	$(4,809,160)	$1,092,685

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of
Changes in Net Assets

	California Value (NCA)		California Value 2 (NCB)		California Performance Plus (NCP)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13	2/28/14	2/28/13
Operations
Net investment income (loss)	$11,876,534	$11,854,006	$2,730,748	$2,716,611	$11,604,492	$11,789,680
Net realized gain (loss) from:
Investments	(1,431,597)	442,672	(52,738)	559,938	(2,215,946)	678,773
Swaps	—	—	(59,500)	(661,714)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(9,078,446)	8,841,717	(2,615,620)	2,350,407	(10,258,507)	8,312,464
Swaps	—	—	32,496	701,797	—	—
Net increase (decrease) in net assets applicable to common shares from operations	1,366,491	21,138,395	35,386	5,667,039	(869,961)	20,780,917
Distributions to Common Shareholders
From net investment income	(11,863,137)	(11,876,200)	(2,568,508)	(2,625,717)	(12,353,250)	(12,598,891)
From accumulated net realized gains	—	—	—	(43,729)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(11,863,137)	(11,876,200)	(2,568,508)	(2,669,446)	(12,353,250)	(12,598,891)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	41,527	268,867	—	—	148,885	895,810
Net increase (decrease) in net assets applicable to common shares from capital share transactions	41,527	268,867	—	—	148,885	895,810
Net increase (decrease) in net assets applicable to common shares	(10,455,119)	9,531,062	(2,533,122)	2,997,593	(13,074,326)	9,077,836
Net assets applicable to common shares at the beginning of period	264,093,619	254,562,557	57,769,325	54,771,732	208,686,842	199,609,006
Net assets applicable to common shares at the end of period	$253,638,500	$264,093,619	$55,236,203	$57,769,325	$195,612,516	$208,686,842
Undistributed (Over-distribution of) net investment income at the end of period	$1,401,341	$1,401,825	$565,740	$409,568	$2,448,849	$3,039,905

See accompanying notes to financial statements.

78	Nuveen Investments

	California Opportunity (NCO)		California Investment Quality (NQC)		California Select Quality (NVC)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13	2/28/14	2/28/13
Operations
Net investment income (loss)	$7,522,934	$7,541,437	$12,010,197	$11,437,842	$22,436,251	$22,413,362
Net realized gain (loss) from:
Investments	(448,097)	(247,880)	(1,352,813)	1,742,907	(1,901,548)	1,245,325
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(8,699,028)	7,906,514	(12,679,777)	11,494,394	(25,343,863)	22,266,999
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(1,624,191)	15,200,071	(2,022,393)	24,675,143	(4,809,160)	45,925,686
Distributions to Common Shareholders
From net investment income	(7,852,393)	(7,830,103)	(12,633,334)	(13,320,076)	(23,242,066)	(23,760,759)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,852,393)	(7,830,103)	(12,633,334)	(13,320,076)	(23,242,066)	(23,760,759)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	67,738	338,291	106,637	936,643	534,901	1,749,591
Net increase (decrease) in net assets applicable to common shares from capital share transactions	67,738	338,291	106,637	936,643	534,901	1,749,591
Net increase (decrease) in net assets applicable to common shares	(9,408,846)	7,708,259	(14,549,090)	12,291,710	(27,516,325)	23,914,518
Net assets applicable to common shares at the beginning of period	134,820,122	127,111,863	220,106,881	207,815,171	387,747,579	363,833,061
Net assets applicable to common shares at the end of period	$125,411,276	$134,820,122	$205,557,791	$220,106,881	$360,231,254	$387,747,579
Undistributed (Over-distribution of) net investment income at the end of period	$1,664,758	$1,753,950	$2,187,867	$2,432,990	$4,043,320	$4,682,225

See accompanying notes to financial statements.

Nuveen Investments	79

Statement of Changes in Net Assets (continued)

	California Quality Income (NUC)
	Year	Year
	Ended	Ended
	2/28/14	2/28/13
Operations
Net investment income (loss)	$22,556,159	$22,044,637
Net realized gain (loss) from:
Investments	(1,389,766)	728,051
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(20,073,708)	15,640,505
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	1,092,685	38,413,193
Distributions to Common Shareholders
From net investment income	(22,654,588)	(23,014,225)
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(22,654,588)	(23,014,225)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	585,741	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	658,729	1,521,587
Net increase (decrease) in net assets applicable to common shares from capital share transactions	1,244,470	1,521,587
Net increase (decrease) in net assets applicable to common shares	(20,317,433)	16,920,555
Net assets applicable to common shares at the beginning of period	368,297,585	351,377,030
Net assets applicable to common shares at the end of period	$347,980,152	$368,297,585
Undistributed (Over-distribution of) net investment income at the end of period	$5,516,122	$5,507,582

See accompanying notes to financial statements.

80	Nuveen Investments

Statement of
Cash Flows
Year Ended February 28, 2014

	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP )	(NCO )	(NQC )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(869,961)	$(1,624,191)	$(2,022,393)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(58,487,222)	(30,658,702)	(74,966,404)
Proceeds from sales and maturities of investments	63,029,510	33,134,023	73,462,324
Proceeds from (Purchase of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	487,331	(535,589)	(65,684)
(Increase) Decrease in:
Receivable for interest	(17,999)	(3,253)	(128,629)
Receivable for investments sold	(4,453,192)	—	4,150,600
Other assets	1,306	26	1,372
Increase (Decrease) in:
Payable for investments purchased	(1,105,979)	(1,455,077)	(3,422,268)
Accrued management fees	(6,882)	(4,140)	(5,587)
Accrued Directors/Trustees fees	3,409	1,169	3,615
Accrued reorganization expenses	294,950	219,950	369,950
Accrued other expenses	(6,802)	(12,614)	(12,232)
Net realized (gain) loss from investments	2,215,946	448,097	1,352,813
Change in net unrealized (appreciation) depreciation of investments	10,258,507	8,699,028	12,679,777
Taxes paid on undistributed capital gains	(3)	(21)	(35)
Net cash provided by (used in) operating activities	11,342,919	8,208,706	11,397,219
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(99,785)	(69,045)	(127,152)
Increase (Decrease) in:
Cash overdraft	—	546,793	—
Floating rate obligations	(700,000)	(1,590,000)	4,080,000
Payable for offering costs	(113,523)	—	(53,247)
Accrued shelf offering costs	53,139	—	66,504
Cash distributions paid to common shareholders	(12,185,395)	(7,759,199)	(12,487,817)
Proceeds from shelf offering, net of offering costs	—	—	—
Net cash provided by (used in) financing activities	(13,045,564)	(8,871,451)	(8,521,712)
Net Increase (Decrease) in Cash	(1,702,645)	(662,745)	2,875,507
Cash at the beginning of period	1,971,269	662,745	597,729
Cash at the end of period	$268,624	$—	$3,473,236
Supplemental Disclosure of Cash Flow Information

	California	California	California
	Performance Plus	Opportunity	Investment Quality
	(NCP )	(NCO )	(NQC )
Cash paid for interest (excluding amortization of offering costs)	$182,112	$122,454	$229,121
Non-cash financing activities not included herein consists of reinvestments of common share distributions	148,885	67,738	106,637

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of Cash Flows (continued)

	California	California
	Select Quality	Quality Income
	(NVC )	(NUC )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(4,809,160)	$1,092,685
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(97,387,962)	(115,169,714)
Proceeds from sales and maturities of investments	111,788,622	124,503,830
Proceeds from (Purchase of) short-term investments, net	—	(4,995,000)
Amortization (Accretion) of premiums and discounts, net	(504,700)	(749,970)
(Increase) Decrease in:
Receivable for interest	148,097	165,637
Receivable for investments sold	(1,743,122)	65,000
Other assets	2,464	2,469
Increase (Decrease) in:
Payable for investments purchased	(6,337,268)	—
Accrued management fees	(12,349)	(10,751)
Accrued Directors/Trustees fees	6,089	5,933
Accrued reorganization expenses	269,950	79,950
Accrued other expenses	(13,452)	(13,953)
Net realized (gain) loss from investments	1,901,548	1,389,766
Change in net unrealized (appreciation) depreciation of investments	25,343,863	20,073,708
Taxes paid on undistributed capital gains	(62)	(17)
Net cash provided by (used in) operating activities	28,652,558	26,439,573
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(113,614)	(111,068)
Increase (Decrease) in:
Cash overdraft	—	—
Floating rate obligations	215,000	—
Payable for offering costs	—	—
Accrued shelf offering costs	3,756	7,384
Cash distributions paid to common shareholders	(22,700,593)	(21,920,232)
Proceeds from shelf offering, net of offering costs	—	585,741
Net cash provided by (used in) financing activities	(22,595,451)	(21,438,175)
Net Increase (Decrease) in Cash	6,057,107	5,001,398
Cash at the beginning of period	1,396,361	547,820
Cash at the end of period	$7,453,468	$5,549,218
Supplemental Disclosure of Cash Flow Information

	California	California
	Select Quality	Quality Income
	(NVC )	(NUC )
Cash paid for interest (excluding amortization of offering costs)	$338,716	$403,800
Non-cash financing activities not included herein consists of reinvestments of common share distributions	534,901	658,729

See accompanying notes to financial statements.

82	Nuveen Investments

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Nuveen Investments	83

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired	Offering Costs	Ending Common Share NAV	Ending Market Value
California Value (NCA)
Year Ended 2/28–2/29:
2014	$10.45	$.47	$(.42)	$.05	$(.47)	$—	$(.47)	$—	$—	$10.03	$9.57
2013	10.08	.47	.37	.84	(.47)	—	(.47)	—	—	10.45	10.45
2012	9.07	.48	.99	1.47	(.46)	—	(.46)	—	—	10.08	10.13
2011	9.53	.47	(.47)	—	(.46)	—	(.46)	—	—	9.07	8.36
2010	8.87	.47	.65	1.12	(.46)	—	(.46)	—	—	9.53	9.00

California Value 2 (NCB)
Year Ended 2/28–2/29:
2014	17.57	.83	(.82)	.01	(.78)	—	(.78)	—	—	16.80	15.53
2013	16.66	.83	.89	1.72	(.80)	(.01)	(.81)	—	—	17.57	16.86
2012	14.88	.84	1.76	2.60	(.80)	(.02)	(.82)	—	—	16.66	16.33
2011	15.71	.84	(.84)	—	(.82)	(.01)	(.83)	—	—	14.88	13.65
2010(b)	14.33	.65	1.40	2.05	(.62)	(.02)	(.64)	—	(.03)	15.71	14.61

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

84	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares
Based on Common Share NAV (a)	Based on Market Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(c)	Net Investment Income (Loss)		Portfolio Turnover Rate	(d)

.62%	(3.80)%	$253,639.62%			4.73%		20%
8.48	7.99	264,094.64			4.55		16
16.58	27.44	254,563.65			4.98		8
(.13)	(2.32)	228,948.65			4.92		14
12.85	12.83	240,598.68			5.03		6

.22	(3.08)	55,236.76			5.00		12
10.54	8.39	57,769.74			4.81		7
17.97	26.50	54,772.77			5.41		4
(.17)	(1.25)	48,936.72			5.35		5
14.34	1.80	51,661.77		*	5.13	*	10

(b)	For the period April 28, 2009 (commencement of operations) through February 28, 2010.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2014	.01%
2013	.01
2012	.01
2011	.01
2010	.01

California Value 2 (NCB)
Year Ended 2/28–2/29:
2014	—%
2013	—
2012	—
2011	—
2010(b)	—

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
California Performance Plus (NCP)
Year Ended 2/28–2/29:
2014	$16.04	$.89	$(.96)	$—	$—		$(.07)	$(.95)	$—	$(.95)	$—		$15.02	$13.97
2013	15.41	.91	.69	—	—		1.60	(.97)	—	(.97)	—		16.04	16.10
2012	13.03	.95	2.38	—	—		3.33	(.95)	—	(.95)	—		15.41	15.74
2011	14.07	1.00	(1.12)	(.02)	—		(.14)	(.90)	—	(.90)	—		13.03	12.43
2010	12.63	1.02	1.26	(.03)	(.01)		2.24	(.80)	—	(.80)	—	*	14.07	12.59

California Opportunity (NCO)
Year Ended 2/28–2/29:
2014	16.51	.92	(1.12)	—	—		(.20)	(.96)	—	(.96)	—		15.35	14.36
2013	15.61	.92	.94	—	—		1.86	(.96)	—	(.96)	—		16.51	16.74
2012	12.76	.95	2.85	—	—		3.80	(.95)	—	(.95)	—		15.61	15.83
2011	14.13	.95	(1.39)	— *	—		(.44)	(.93)	—	(.93)	—		12.76	12.42
2010	12.92	1.03	1.05	(.03)	—		2.05	(.84)	—	(.84)	—	*	14.13	12.94

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

86	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

(.16)%	(7.21)%	$195,613	1.74%		6.02%	20%
10.67	8.75	208,687	1.54		5.77	12
26.45	35.63	199,609	1.63		6.73	10
(1.26)	5.61	168,600	1.31		7.11	15
18.20	23.76	182,060	1.25		7.58	3

(.93)	(8.35)	125,411	1.80		6.07	17
12.22	12.20	134,820	1.65		5.74	13
30.81	36.49	127,112	1.77		6.80	12
(3.51)	2.82	103,930	1.77		6.77	18
16.25	28.54	115,069	1.26		7.59	5

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Performance Plus (NCP)
Year Ended 2/28–2/29:
2014	.52%
2013	.49
2012	.57
2011	.17
2010	.03

California Opportunity (NCO)
Year Ended 2/28–2/29:
2014	.58%
2013	.58
2012	.68
2011	.69
2010	.04

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders (a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
California Investment Quality (NQC)
Year Ended 2/28–2/29:
2014	$16.13	$.88	$(1.03)	$—	$—	$(.15)	$(.93)	$—	$(.93)	$—		$15.05	$14.13
2013	15.29	.84	.98	—	—	1.82	(.98)	—	(.98)	—		16.13	16.13
2012	13.07	.95	2.23	—	—	3.18	(.96)	—	(.96)	—		15.29	15.85
2011	14.06	1.01	(1.06)	(.03)	—	(.08)	(.91)	—	(.91)	—		13.07	12.41
2010	12.65	1.04	1.24	(.02)	(.02)	2.24	(.83)	—	(.83)	—		14.06	12.84

California Select Quality (NVC)
Year Ended 2/28–2/29:
2014	16.65	.96	(1.16)	—	—	(.20)	(1.00)	—	(1.00)	—		15.45	14.88
2013	15.70	.96	1.01	—	—	1.97	(1.02)	—	(1.02)	—		16.65	16.88
2012	13.09	1.00	2.61	—	—	3.61	(1.00)	—	(1.00)	—		15.70	16.38
2011	14.27	1.02	(1.21)	(.02)	—	(.21)	(.97)	—	(.97)	—		13.09	12.65
2010	12.72	1.07	1.40	(.02)	(.02)	2.43	(.88)	—	(.88)	—	*	14.27	13.61

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

88	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

(.66)%	(6.42)%	$205,558	1.94%		5.95%	23%
12.17	8.22	220,107	1.96		5.30	18
25.20	36.87	207,815	1.74		6.77	11
(.84)	3.41	177,474	1.36		7.15	16
18.21	23.89	190,883	1.29		7.72	11

(.95)	(5.71)	360,231	1.57		6.29	19
12.89	9.70	387,748	1.51		5.94	10
28.60	38.89	363,833	1.64		7.03	16
(1.82)	(.41)	302,548	1.50		7.18	17
19.60	35.21	329,544	1.24		7.91	10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Investment Quality (NQC)
Year Ended 2/28–2/29:
2014	.66%
2013	.81
2012	.65
2011	.20
2010	.06

California Select Quality (NVC)
Year Ended 2/28–2/29:
2014	.49%
2013	.51
2012	.62
2011	.41
2010	.05

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Shelf Offering Costs		Premium from Common Shares Sold through Shelf Offering		Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
California Quality Income (NUC)
Year Ended 2/28–2/29:
2014	$16.65	$1.02	$(.98)	$—	$—	$.04	$(1.02)	$—	$(1.02)	$—	*	$—	*	$—		$15.67	$15.02
2013	15.95	1.00	.74	—	—	1.74	(1.04)	—	(1.04)	—		—		—		16.65	17.16
2012	13.62	1.03	2.32	—	—	3.35	(1.02)	—	(1.02)	—		—		—		15.95	16.84
2011	14.58	1.04	(1.01)	(.02)	—	.01	(.97)	—	(.97)	—		—		—		13.62	12.92
2010	13.29	1.10	1.13	(.03)	(.02)	2.18	(.89)	—	(.89)	—		—		—	*	14.58	13.64

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

90	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share NAV (b)	Based on Market Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

.58%	(6.34)%		$347,980	1.57%		6.61%	22%
11.21	8.54		368,298	1.57		6.10	14
25.46	39.70		351,377	1.71		7.05	11
(.17)	1.41		299,609	1.55		7.12	16
16.84	30.22		320,561	1.26		7.85	11

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Quality Income (NUC)
Year Ended 2/28–2/29:
2014	.53%
2013	.53
2012	.66
2011	.44
2010	.06

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
California Performance Plus (NCP)
Year Ended 2/28–2/29:
2014	$—	$—	$91,000	$314,959
2013	—	—	91,000	329,326
2012	—	—	81,000	346,431
2011	—	—	81,000	308,148
2010	91,175	74,920	—	—

California Opportunity (NCO)
Year Ended 2/28–2/29:
2014	—	—	49,800	351,830
2013	—	—	49,800	370,723
2012	—	—	49,800	355,245
2011	—	—	49,800	308,695
2010	48,775	83,979	—	—

California Investment Quality (NQC)
Year Ended 2/28–2/29:
2014	—	—	105,600	294,657
2013	—	—	105,600	308,435
2012	—	—	95,600	317,380
2011	—	—	95,600	285,643
2010	94,925	75,272	—	—

California Select Quality (NVC)
Year Ended 2/28–2/29:
2014	—	—	158,900	326,703
2013	—	—	158,900	344,020
2012	—	—	158,900	328,970
2011	—	—	158,900	290,401
2010	158,025	77,135	—	—

California Quality Income (NUC)
Year Ended 2/28–2/29:
2014	—	—	158,100	320,101
2013	—	—	158,100	332,952
2012	—	—	158,100	322,250
2011	—	—	158,100	289,506
2010	157,225	75,972	—	—

See accompanying notes to financial statements.

92	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen California Municipal Value Fund, Inc. (NCA) (“California Value (NCA)”)
• Nuveen California Municipal Value Fund 2 (NCB) (“California Value 2 (NCB)”)
• Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (“California Performance Plus (NCP)”)
• Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (“California Opportunity (NCO)”)
• Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (“California Investment Quality (NQC)”)
• Nuveen California Select Quality Municipal Fund, Inc. (NVC) (“California Select Quality (NVC)”)
• Nuveen California Quality Income Municipal Fund, Inc. (NUC) (“California Quality Income (NUC)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) are traded on the NYSE while common shares of California Value 2 (NCB) are traded on the NYSE MKT. California Value (NCA), California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC) were incorporated under the state laws of Minnesota on July 15, 1987, October 6, 1989, January 23, 1990, September 21, 1990, April 3, 1991 and July 25, 1991, respectively. California Value 2 (NCB) was organized as a Massachusetts business trust on January 26, 2009.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objective
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

Approved Fund Reorganizations
On October 13, 2013, the Nuveen Funds Board of Directors/Trustees approved a series of reorganizations for certain of the California Funds included in this report. The reorganizations are subject to customary conditions, including shareholder approval during annual shareholder meetings during 2014. Each reorganization is intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

• Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
• Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;
• Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
• Increased fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Funds
California Performance Plus (NCP)	Nuveen California Dividend Advantage Municipal Fund (NAC)
California Opportunity (NCO)
California Investment Quality (NQC)
California Select Quality (NVC)
California Quality Income (NUC)

Nuveen Investments	93

Notes to Financial Statements (continued)

Upon the closing of a reorganization, an Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Each Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of their Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

In connection with the reorganizations, the Acquiring Funds have accrued for certain associated costs and expenses. Such amounts are recognized as “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2014, there where no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund, except California Value (NCA) and California Value 2 (NCB), is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods the Funds redeemed all of their outstanding ARPS, at liquidation value.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VRDP Shares in privately negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

94	Nuveen Investments

As of February 28, 2014, the details for each Fund’s series VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
California Performance Plus (NCP)	1	910	$91,000,000	December 1, 2040
California Opportunity (NCO)	1	498	$49,800,000	March 1, 2040
California Investment Quality (NQC)	2	1,056	$105,600,000	December 1, 2042
California Select Quality (NVC)	1	1,589	$158,900,000	August 1, 2040
California Quality Income (NUC)	1	1,581	$158,100,000	August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended February 28, 2014, were as follows:

	California				California		California		California
	Performance		California		Investment		Select		Quality
	Plus		Opportunity		Quality		Quality		Income
	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Average liquidation value of VRDP Shares outstanding	$91,000,000		$49,800,000		$105,600,000		$158,900,000		$158,100,000
Annualized dividend rate	0.16%		0.19%		0.16%		0.16%		0.16%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
During the prior reporting period, the following Funds each filed initial registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through equity shelf programs (“Shelf Offerings”), which became effective with the SEC during the current fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

Nuveen Investments	95

Notes to Financial Statements (continued)

Authorized common shares, common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the fiscal year ended February 28, 2014, were as follows:

			California		California		California		California
	California		Performance		Investment		Select		Quality
	Value		Plus		Quality		Quality		Income
	(NCA	)	(NCP	)	(NQC	)	(NVC	)	(NUC	)
Authorized common shares authorized	2,500,000		1,200,000		1,300,000		2,300,000		2,200,000
Common shares issued	—		—		—		—		38,800
Offering proceeds, net of offering costs	—		—		—		—		$585,741

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

During the fiscal year ended February 28, 2014, Nuveen Securities, LLC, the Funds’ distributor and a wholly-owned subsidiary of Nuveen, received commission of $1,188, related to the sale of common shares from California Quality Income’s (NUC) Shelf Offering.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements.
Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of February 28, 2014, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality,

96	Nuveen Investments

type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California Value (NCA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$255,718,236	$—	$255,718,236
California Value 2 (NCB)
Long-Term Investments*:
Municipal Bonds	$—	$54,437,123	$—	$54,437,123
California Performance Plus (NCP)
Long-Term Investments*:
Municipal Bonds	$—	$283,794,636	$—	$283,794,636
California Opportunity (NCO)
Long-Term Investments*:
Municipal Bonds	$—	$176,320,707	$—	$176,320,707
California Investment Quality (NQC)
Long-Term Investments*:
Municipal Bonds	$—	$314,091,114	$—	$314,091,114
California Select Quality (NVC)
Long-Term Investments*:
Municipal Bonds	$—	$516,361,994	$—	$516,361,994
California Quality Income (NUC)
Long-Term Investments*:
Municipal Bonds	$—	$514,763,649	$—	$514,763,649
Short-Term Investments*:
Municipal Bonds	—	4,995,000	—	4,995,000
Total	$—	$519,758,649	$—	$519,758,649

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees.  The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee.  When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things,

Nuveen Investments	97

Notes to Financial Statements (continued)

conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2014, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

98	Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended February 28, 2014, were as follows:

			California				California		California		California
	California		Performance		California		Investment		Select		Quality
	Value		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Average floating rate obligations outstanding	$4,490,000		$6,124,384		$5,598,877		$9,820,808		$16,663,932		$25,130,000
Average annual interest rate and fees	0.55%		0.61%		0.52%		0.57%		0.51%		0.61%

As of February 28, 2014, the total amount of floating rate obligations issued by the each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California Performance Plus (NCP	)	California Opportunity (NCO	)	California Investment Quality (NQC	)	California Select Quality (NVC	)	California Quality Income (NUC	)
Floating rate obligations: self deposited inverse floaters	$4,490,000		$—		$5,480,000		$2,695,000		$9,815,000		$14,025,000		$25,130,000
Floating rate obligations: externally-deposited inverse floaters	—		5,990,000		21,880,000		16,016,000		14,094,500		39,377,000		31,739,000
Total	$4,490,000		$5,990,000		$27,360,000		$18,711,000		$23,909,500		$53,402,000		$56,869,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of February 28, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Maximum exposure to Recourse Trusts	$—		$—		$7,500,000		$—		$—		$15,295,000		$7,815,000

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and

Nuveen Investments	99

Notes to Financial Statements (continued)

Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended February 28, 2014, California Value 2 (NCB) used forward interest rate swap contracts to manage duration and to reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmarks. These swap contracts were removed from the Fund during the current reporting period.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended February 28, 2014, was as follows:

	California
	Value 2
	(NCB	)
Average notional amount of interest rate swap contracts outstanding*	$200,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the fiscal year ended February 28, 2014, and the primary underlying risk exposure.

	Underlying	Derivative	Net Realized		Change in Net Unrealized
Fund	Risk Exposure	Instrument	Gain (Loss from Swaps	)	Appreciation (Depreciation of Swaps	)
California Value 2 (NCB)	Interest rate	Swaps	$(59,500)		$32,496

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
The Funds have not repurchased any of their outstanding common shares during the fiscal years ended February 28, 2014 and February 28, 2013.

Transactions in common shares were as follows:

	California Value (NCA)		California Value 2 (NCB)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Common shares:
Issued to shareholders due to reinvestment of distributions	3,970	26,100	—	—

100	Nuveen Investments

	California		California
	Performance Plus (NCP)		Opportunity (NCO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Common shares:
Issued to shareholders due to reinvestment of distributions	9,253	56,706	4,083	20,931

	California		California
	Investment Quality (NQC)		Select Quality (NVC)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Common shares:
Issued to shareholders due to reinvestment of distributions	6,602	58,996	32,976	106,787

California
Quality Income (NUC)
			Year	Year
			Ended	Ended
			2/28/14	2/28/13
Common shares:
Sold through shelf offering			38,800	—
Issued to shareholders due to reinvestment of distributions			39,852	92,328
Total			78,652	92,328
Weighted average common share:
Premium to NAV per shelf offering share sold			1.11%	—

Preferred Shares
The Funds did not have any transactions in VRDP shares during the fiscal year ended February 28, 2014. California Opportunity (NCO), California Select Quality (NVC) and California Quality Income (NUC) did not have any transactions in VRDP Shares during the fiscal year ended February 28, 2013.

Transactions in VRDP Shares were as follows:

	Year Ended February 28, 2013
	Series	Shares	Amount
California Performance Plus (NCP)
VRDP Shares issued	1	100	$10,000,000

California Investment Quality (NQC)
VRDP Shares issued:
	1	—	$—
	2	100	10,000,000
VRDP Shares exchanged:
	1	(956)	(95,600,000)
	2	956	95,600,000

Total		100	$10,000,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended February 28, 2014, were as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Purchases	$50,841,518		$6,598,804		$58,487,222		$30,658,702		$74,966,404		$97,387,962		$115,169,714
Sales and maturities	53,493,552		6,316,082		63,029,510		33,134,023		73,462,324		111,788,622		124,503,830

Nuveen Investments	101

Notes to Financial Statements (continued)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 28, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					California
	California		California		Performance		California
	Value		Value 2		Plus		Opportunity
	(NCA	)	(NCB	)	(NCP	)	(NCO	)
Cost of investments	$233,838,980		$46,023,706		$264,502,588		$160,818,761
Gross unrealized:
Appreciation	$19,379,327		$8,435,296		$17,437,123		$13,419,791
Depreciation	(1,989,125)		(21,879)		(3,623,338)		(612,321)
Net unrealized appreciation (depreciation) of investments	$17,390,202		$8,413,417		$13,813,785		$12,807,470

			California		California		California
			Investment		Select		Quality
			Quality		Quality		Income
			(NQC	)	(NVC	)	(NUC	)
Cost of investments			$287,998,540		$466,034,882		$456,127,521
Gross unrealized:
Appreciation			$20,911,783		$40,298,811		$41,830,840
Depreciation			(4,636,244)		(3,998,625)		(3,326,753)
Net unrealized appreciation (depreciation) of investments			$16,275,539		$36,300,186		$38,504,087

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible reorganization expenses and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2014, the Funds’ tax year end, as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Paid-in surplus	$—		$—		$(325,196)		$(245,152)		$(382,651)		$(299,769)		$(109,858)
Undistributed (Over-distribution of) net investment income	(13,881)		(6,068)		157,702		240,267		378,014		166,910		106,969
Accumulated net realized gain (loss)	13,881		6,068		167,494		4,885		4,637		132,859		2,889

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2014, the Funds’ tax year end, were as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Undistributed net tax-exempt income1	$2,157,384		$241,474		$3,284,547		$2,169,887		$2,908,456		$5,473,329		$6,437,490
Undistributed net ordinary income2	—		—		—		—		—		—		—
Undistributed net long-term capital gains	—		—		—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2014, paid on March 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

102	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended February 28, 2014 and February 28, 2013, was designated for purposes of the dividends paid deduction as follows:

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
2014	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Distributions from net tax-exempt income3	$11,832,802		$2,564,399		$12,485,341		$7,935,778		$12,789,498		$23,468,154		$22,875,262
Distributions from net ordinary income2	30,180		4,109		12,054		9,435		16,946		24,153		24,345
Distributions from net long-term capital gains	—		—		—		—		—		—		—

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
2013	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Distributions from net tax-exempt income	$11,824,623		$2,613,880		$12,843,505		$7,970,499		$13,656,684		$24,242,996		$23,480,900
Distributions from net ordinary income2	50,560		16,860		—		—		—		—		—
Distributions from net long-term capital gains	—		43,637		—		—		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2014, as Exempt Interest Dividends.

As of February 28, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

					California				California		California		California
	California		California		Performance		California		Investment		Select		Quality
	Value		Value 2		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCB	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Expiration:
February 28, 2017	$1,426,925		$—		$—		$—		$—		$65,078		$790,545
February 28, 2018	251,409		—		516,359		664,054		1,288,738		—		3,225,294
Not subject to expiration	1,407,075		205,714		1,457,373		2,072,912		1,447,110		4,993,787		626,069
Total	$3,085,409		$205,714		$1,973,732		$2,736,966		$2,735,848		$5,058,865		$4,641,908

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

			California				California		California		California
	California		Performance		California		Investment		Select		Quality
	Value		Plus		Opportunity		Quality		Quality		Income
	(NCA	)	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Post-October capital losses5	$120,772		$587,065		$12,010		$58,188		$486,897		$696,461
Late-year ordinary losses6	—		—		—		—		—		—

5	Capital losses incurred from November 1, 2013 through February 28, 2014, the Funds’ tax year end.
6	Ordinary losses incurred from January 1, 2014 through February 28, 2014, and specified losses incurred from November 1, 2013 through February 28, 2014.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

Nuveen Investments	103

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund (excluding California Value (NCA)), payable monthly, is calculated according to the following schedules:

California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

California Performance Plus (NCP)
California Opportunity (NCO)
California Investment Quality (NQC)
California Select Quality (NVC)
California Quality Income (NUC)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2014, the complex-level fee rate for each of these Funds was .1672%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

104	Nuveen Investments

8. Subsequent Events

Agreement and Plan of Merger
On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Investments	105

Additional
Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NCP	NCO	NQC	NVC	NUC
Common shares repurchased	—	—	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

106	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Nuveen Investments	107

Glossary of Terms Used in this Report (continued)

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

108	Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	109

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	208

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute. Company Institute.	208

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	208

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
208

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
208

110	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
208

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	208

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	208

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	208

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
208

Nuveen Investments	111

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	133

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	133

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					208

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	101

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	208

112	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	208

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	208

■	SCOTT S. GRACE 1970 333 W. Wacker Drive	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					208

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	208

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	208

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					208

Nuveen Investments	113

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	208

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	208

(1)
For California Value (NCA) and California Value 2 (NCB) Board Members serve three year terms. The Board of Trustees for NCA and NCB are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For California Performance Plus (NCP), California Opportunity (NCO), California Investment Quality (NQC), California Select Quality (NVC) and California Quality Income (NUC), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

114	Nuveen Investments

Notes

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-0214D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Investment Quality Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2014	$24,750	$4,000	$673	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2013	$22,250	$1,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2014	$ 673	$ 0	$ 0	$ 673
February 28, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen California Investment Quality Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	21	$8.21 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.57 million
*	Assets are as of February 28, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2014 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen California Investment Quality Municipal Fund, Inc.	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.   Currently, he manages investments for 22 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Investment Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 8, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 8, 2014